THIRD QUARTER 2008

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company.  Any offers to sell or solicitations of the Company shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the “10-Q”) filed by the Company for the same period with the Securities and Exchange Commission (the “SEC”) and all of the Company’s other public filings with the SEC (the “Public Filings”).  In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein.  Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings.  Any investors’ receipt of, or access to, the information contained herein is subject to this qualification.

INDEX

PAGE(S)
I. COMPANY BACKGROUND
• About the Company / Other Corporate Data	5
• Board of Directors / Executive Officers	6
• Equity Research Coverage /Company Contact Information	7

II. FINANCIAL HIGHLIGHTS
• Quarterly Summary / Dividends	9
• Leasing	9 – 11
• Information About FFO	11
• Key Financial Data	12
• Same-Store Results and Analysis	13
• Unconsolidated Joint Ventures Summary	14 – 17
• Select Financial Ratios	18
• Debt Analysis:
• Debt Breakdown / Future Repayments	19
• Debt Maturities	20
• Debt Detail	21

III. FINANCIAL INFORMATION
• Consolidated Statements of Operations	23
• Consolidated Balance Sheets	24
• Consolidated Statement of Changes in Stockholders’ Equity	25
• Statements of Funds from Operations	26
• Statements of Funds from Operations Per Diluted Share	27
• Reconciliation of Basic-to-Diluted Shares/Units	28

IV. VALUE CREATION PIPELINE
• Operating Property Acquisitions	30
• Properties Commencing Initial Operations	31
• Summary of Construction Projects	32
• Summary of Land Parcels	33
• Rental Property Sales	34

V. PORTFOLIO/ LEASING STATISTICS
• Leasing Statistics	36-41
• Market Diversification (MSA’s)	42
• Industry Diversification (Top 30 Tenant Industries)	43
• Consolidated Portfolio Analyses:
Breakdown by:
(a) Number of Properties	44
(b) Square Footage	45
(c) Base Rental Revenue	46
(d) Percentage Leased	47
• Consolidated Property Listing (by Property Type)	48 – 56
• Significant Tenants (Top 50 Tenants)	57 – 58
• Schedules of Lease Expirations (by Property Type)	59 – 63

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

The Company considers portions of this information to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act.  Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items.  Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “should,” “expect,” “anticipate,” “estimate,” “continue” or comparable terminology.  Forward-looking statements are inherently subject to risks and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate.  Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved.  Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

    Among the factors about which the Company has made assumptions are:

•	changes in the general economic climate and conditions, including those affecting industries in which the Company’s principal tenants operate;

•	the extent of any tenant bankruptcies or of any early lease terminations;

•	the Company’s ability to lease or re-lease space at current or anticipated rents;

•	changes in the supply of and demand for office, office/flex and industrial/warehouse properties;

•	changes in interest rate levels;

•	changes in operating costs;

•	the Company’s ability to obtain adequate insurance, including coverage for terrorist acts;

•	the availability of financing;

•	changes in governmental regulation, tax rates and similar matters; and

•
other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated.

For further information on factors which could impact us and the statements contained herein, you are advised to consider the “Risk Factors” contained in the Company’s Annual Report on Form 10-K, as may be supplemented or amended in the Company’s Quarterly Reports on Form 10-Q, which are incorporated herein by reference.  The Company assumes no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

I. COMPANY BACKGROUND

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

I.  COMPANY BACKGROUND

About the Company

Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $5.0 billion at September 30, 2008.  Mack-Cali has been involved in all aspects of commercial real estate development, management and ownership for over 50 years and has been a publicly-traded REIT since 1994.  Mack-Cali owns or has interests in 294 properties, primarily class A office and office/flex buildings, totaling approximately 33.7 million square feet, serving as home to approximately 2,200 tenants.  The properties are located primarily in suburban markets of the Northeast, many with adjacent, Company-controlled developable land sites able to accommodate up to 11.3 million square feet of additional commercial space.

History

Established over 50 years ago, in 1994 the New Jersey-based firm, Cali Realty, became a publicly-traded company listed on the New York Stock Exchange under the ticker symbol CLI.  Through combinations with some of the top companies in the real estate industry—most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company—Mack-Cali has become one of the leading real estate companies in the country.

Strategy

Mack-Cali’s strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

Summary
(as of September 30, 2008)

Corporate Headquarters	Edison, New Jersey
Fiscal Year-End	12/31
Total Properties	294
Total Square Feet	33.7 million square feet
Geographic Diversity	Six states and the District of Columbia
New Jersey Presence	23.4 million square feet
Northeast Presence	33.7 million square feet
Common Shares and
Units Outstanding	80.7 million
Dividend-- Quarter/Annualized	$0.64/$2.56
Dividend Yield	7.6%
Total Market Capitalization	$5.0 billion
Senior Debt Rating	BBB (S&P and Fitch);
Baa2 (Moody’s)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

Board of Directors

William L. Mack, Chairman of the Board
Alan S. Bernikow	Alan G. Philibosian
John R. Cali	Irvin D. Reid
Kenneth M. Duberstein	Vincent Tese
Nathan Gantcher	Robert F. Weinberg
Mitchell E. Hersh	Roy J. Zuckerberg
David S. Mack

Executive Officers

Mitchell E. Hersh, President and Chief Executive Officer
Barry Lefkowitz, Executive Vice President and Chief Financial Officer
Roger W. Thomas, Executive Vice President, General Counsel and Secretary
Michael A. Grossman, Executive Vice President
Mark Yeager, Executive Vice President

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

Equity Research Coverage

Banc of America Securities, LLC Mitchell B. Germain / Ian Hunter (212) 847-5794 / (646) 855-0305	Keefe, Bruyette & Woods, Inc. Shelia K. McGrath (212) 887-7793
Barclays Capital Ross Smotrich (212) 526-2306	Keybanc Capital Markets Jordan Sadler (917) 368-2280
Citigroup Michael Bilerman (212) 816-1383	Merrill Lynch Ian Weissman (212) 449-6255
Deutsche Bank-North America Louis Taylor (212) 250-4912	Stifel Nicolaus & Company, Inc. John Guinee (443) 224-1307
Goldman Sachs & Co. Jonathan Habermann (917) 343-4260	UBS Investment Research James C. Feldman / Jonathan Petersen (212) 713-4932 / (212) 713-4057
Green Street Advisors Michael Knott (949) 640-8780	Wachovia Securities Christopher Haley (443) 263-6773

Company Contact Information

Mack-Cali Realty Corporation
Investor Relations Department
343 Thornall Street
Edison, New Jersey 08837-2206
Phone: (732) 590-1000	Web: www.mack-cali.com
Fax: (732) 205-8237	E-mail: investorrelations@mack-cali.com

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

II.  FINANCIAL HIGHLIGHTS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

II.  FINANCIAL HIGHLIGHTS

Quarterly Summary

The following is a summary of the Company’s recent activity:

Net income available to common shareholders for the third quarter 2008 equaled $22.6 million, or $0.34 per share, versus $23.0 million, or $0.34 per share, for the same quarter last year.  For the nine months ended September 30, 2008, net income available to common shareholders equaled $55.9 million, or $0.85 per share, versus $92.6 million, or $1.37 per share, for the same period last year.

Funds from operations (FFO) available to common shareholders for the quarter ended September 30, 2008 amounted to $82.1 million, or $1.02 per share, versus $77.5 million, or $0.93 per share, for the quarter ended September 30, 2007.  For the nine months ended September 30, 2008, FFO available to common shareholders amounted to $228.2 million, or $2.83 per share, versus $220.9 million, or $2.67 per share, for the same period last year.

Total revenues for the third quarter 2008 were $204.4 million as compared to $212.9 million for the same quarter last year.  For the nine months ended September 30, 2008, total revenues amounted to $591.9 million, compared to $606.7 million for the same period last year.

All per share amounts presented above are on a diluted basis.

The Company had 65,875,466 shares of common stock, 10,000 shares of 8 percent Series C cumulative redeemable perpetual preferred stock ($25,000 liquidation value per share), and 14,856,139 common operating partnership units outstanding as of September 30, 2008.  The Company had a total of 80,731,605 common shares/common units outstanding at September 30, 2008.

As of September 30, 2008, the Company had total indebtedness of approximately $2.2 billion, with a weighted average annual interest rate of 5.78 percent.  The Company had a total market capitalization of $5.0 billion and a debt-to-undepreciated assets ratio of 40.6 percent at September 30, 2008.  The Company had an interest coverage ratio of 3.6 times for the quarter ended September 30, 2008.

On October 28, 2008, the Company obtained $240 million in mortgage financing from The Northwestern Mutual Life Insurance Company and New York Life Insurance Company as co-lenders.  The mortgage loan, which is collateralized by its Harborside Plaza 5 office property, bears interest at a rate of 6.8 percent per annum and carries a 10-year term.  Proceeds from the loan were used to pay down outstanding borrowings under the Company’s unsecured revolving credit facility.  The Company currently has $95 million of outstanding borrowings under its $775 million unsecured revolving credit facility.

Dividends

In September, the Company’s Board of Directors declared a cash dividend of $0.64 per common share (indicating an annual rate of $2.56 per common share) for the third quarter 2008, which was paid on October 10, 2008 to shareholders of record as of October 3, 2008.

The Board also declared a cash dividend on the Company’s 8 percent Series C cumulative redeemable perpetual preferred stock ($25 liquidation value per depositary share, each representing 1/100th of a share of preferred stock) equal to $0.50 per depositary share for the period July 15, 2008 through October 14, 2008.  The dividend was paid on October 15, 2008 to shareholders of record as of October 3, 2008.

Leasing

Mack-Cali’s consolidated in-service portfolio was 91.8 percent leased at September 30, 2008, as compared to 92.3 percent at June 30, 2008.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

For the quarter ended September 30, 2008, the Company executed 118 leases at its consolidated in-service portfolio totaling 1,114,224 square feet, consisting of 898,037 square feet of office space, 210,192 square feet of office/flex space and 5,995 square feet of industrial/warehouse space.  Of these totals, 220,340 square feet were for new leases and 893,884 square feet were for lease renewals and other tenant retention transactions.

Highlights of the quarter’s leasing transactions include:

NORTHERN NEW JERSEY:

-
Arch Insurance Company, a division of Arch Capital Group Ltd. and a provider of property, casualty and specialty insurance, signed a new, 15-year and six month lease for 106,815 square-feet at Harborside Financial Center Plaza 3 in Jersey City.  Plaza 3 is a 725,600 square-foot office building that is 99.3 percent leased.

-
Forest Research Institute, Inc., a subsidiary of Forest Laboratories, Inc., signed an eight-year and five-month expansion of 35,587 square feet at Harborside Financial Center Plaza 5 in Jersey City. The firm now leases a total of 215,659 square feet at the 977,225 square-foot office building that is 100 percent leased.

-
GAB Robins North America, Inc., a national insurance industry service provider, signed a 50,025 square-foot renewal for 10 years at 9 Campus Drive in the Mack-Cali Business Campus in Parsippany.  The 156,495 square-foot office building is 93.6 percent leased.

-
Automated Resources Group LLC, a database marketing and subscription fulfillment solutions provider, signed a 10-year renewal of 16,982 square feet at 135 Chestnut Ridge Road in Montvale.  The 66,150 square-foot office building is 99.7 percent leased.

WESTCHESTER COUNTY, NEW YORK:

-
Montefiore Medical Center signed two new 10-year and two-month leases totaling 20,100 square feet at South Westchester Executive Park in Yonkers, consisting of 11,500 square feet at 3 Executive Boulevard and 8,600 square feet at 100 Corporate Boulevard.  3 Executive Boulevard is a 58,000 square-foot office building that is 96 percent leased and 100 Corporate Boulevard is a 78,000 square-foot office/flex building that is 98.3 percent leased.

-
Alphamedica Inc., an advertising agency, signed transactions totaling 17,027 square feet at two buildings in Westchester County, consisting of a six-year expansion of 3,796 square feet and a six-year and seven-month renewal of 8,754 square feet at 220 White Plains Road in Tarrytown and a six-year renewal of 4,477 square feet at 570 Taxter Road in Elmsford.  220 White Plains Road is an 89,000 square-foot office building that is 93.5 percent leased, and 570 Taxter Road is a 75,000 square-foot office building that is 75.9 percent leased.

SUBURBAN PHILADELPHIA:

-
Keystone Mercy Health Plan and Amerihealth Mercy Health Plan, a provider of personal lines insurance coverage, signed five-year renewals totaling 303,149 square feet at 100 and 200 Stevens Drive, located at Airport Business Center in Lester.  The tenant leases the entirety of both buildings.

-
Defense contractor Lockheed Martin Corporation signed a two-year renewal of 51,890 square feet at 232 Strawbridge Drive.  Located in Moorestown Corporate Center, 232 Strawbridge is a 74,258 square foot office building that is 98.8 percent leased.

-
Chartwell Investment Partners, an investment management firm, signed a seven-year renewal of 20,675 square feet at 1235 Westlakes Drive in Berwyn.  Located at Westlakes Office Park, the 134,902 square-foot office building is 100 percent leased.

WASHINGTON, DC/MARYLAND:

-
Vecna Technologies Inc., a software design firm, signed a new five-year and eight-month lease for 15,244 square feet at 6404 Ivy Lane in Greenbelt at Capitol Office Park.  The 165,234 square-foot office building is 68.8 percent leased.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

NORTHERN AND CENTRAL NEW JERSEY JOINT VENTURE PROPERTIES:

-
J.H. Cohn LLP, an accounting and consulting firm, signed a 12-year and two-month expansion of 23,543 square feet at 4 Becker Farm Road in Roseland.  Located in 280 Corporate Center, the 281,762 square-foot office building is 98.8 percent leased.

-
Harris Interactive Inc., a provider of market research, signed an eight-year and eight-month renewal for 23,485 square feet at 5 Independence Way in Princeton.  The 113,376 square-foot office building is located in Princeton Corporate Center and is 84.8 percent leased.

-
Clive Samuels and Associates Inc., an engineering consulting firm, signed a new, seven-year lease for 21,860 square feet at 1 Independence Way, also located in Princeton Corporate Center.  The 112,984 square-foot office building is 76.2 percent leased.

-
Greenbaum, Rowe, Smith & Davis LLP, a law firm, signed a transaction totaling 17,295 square feet at 75 Livingston Avenue in Roseland at 280 Corporate Center, consisting of a five-year expansion of 4,180 square feet and 19-month renewal of 13,115 square feet.  The 94,221 square-foot office building is 69.6 percent leased.

Information About FFO

Funds from operations (“FFO”) is defined as net income (loss) before minority interest of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from extraordinary items and sales of depreciable rental property (which the Company believes includes unrealized losses on properties held for sale), plus real estate-related depreciation and amortization.  The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT.  The Company further believes that by excluding the effect of depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs.  FFO per share should not be considered as an alternative to net income per share as an indication of the Company’s performance or to cash flows as a measure of liquidity.  FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition.  However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”).  A reconciliation of net income per share to FFO per share is included in the financial tables on page 27.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

Key Financial Data

                                                                                                        As of or for the three months ended
	9/30/08	9/30/08	3/31/08	12/31/07	9/30/07
Shares and Units:
Common Shares Outstanding	65,875,466	65,756,271	65,680,674	65,558,073	67,648,417
Common Units Outstanding (a)	14,856,139	14,931,138	14,982,538	14,985,538	15,246,628
Combined Shares and Units	80,731,605	80,687,409	80,663,212	80,543,611	82,895,045
Preferred Shares Outstanding	10,000	10,000	10,000	10,000	10,000
Weighted Average- Basic (b)	80,414,716	80,377,518	80,356,876	81,939,677	82,936,027
Weighted Average- Diluted (c)	80,617,243	80,585,378	80,491,357	82,137,909	83,087,797
Common Share Price ($’s):
At the end of the period	33.87	34.17	35.71	34.00	41.10
High during period	43.00	40.56	37.42	45.00	44.98
Low during period	31.00	33.67	28.44	30.42	36.80

Market Capitalization:
($’s in thousands, except ratios)
Market Value of Equity (d)	2,760,543	2,783,384	2,906,755	2,764,897	3,433,524
Total Debt	2,230,861	2,234,347	2,239,963	2,211,735	2,131,118
Total Market Capitalization	4,991,404	5,017,731	5,146,718	4,976,632	5,564,642
Total Debt/ Total Market Capitalization	44.69%	44.53%	43.52%	44.44%	38.30%

Financials:
($’s in thousands, except ratios and per share amounts)
Total Assets	4,492,890	4,541,287	4,560,962	4,593,202	4,615,835
Gross Book Value of Real Estate Assets	4,940,111	4,923,527	4,892,991	4,885,429	4,860,197
Total Liabilities	2,479,225	2,505,624	2,497,472	2,492,797	2,399,249
Total Minority Interests	437,816	444,562	451,455	457,850	472,054
Total Stockholders’ Equity	1,575,849	1,591,101	1,612,035	1,642,555	1,744,532
Total Revenues	204,363	192,793	194,713	201,682	212,881
Capitalized Interest	1,733	1,601	1,376	1,383	1,208
Scheduled Principal Payments	3,486	3,896	3,772	3,393	3,430
Interest Coverage Ratio	3.63	3.40	3.18	3.26	3.41
Fixed Charge Coverage Ratio	3.06	2.85	2.70	2.80	2.93
Net Income	23,069	18,844	15,449	16,349	23,460
Net Income Available to Common Shareholders	22,569	18,344	14,949	15,849	22,960
Earnings per Share—diluted	0.34	0.28	0.23	0.24	0.34
FFO per Share—diluted (e)	1.02	0.93	0.88	0.89	0.93
Dividends Declared per Share	0.64	0.64	0.64	0.64	0.64
FFO Payout Ratio—diluted (e)	62.84%	68.55%	72.68%	72.00%	68.58%

Portfolio Size:
Properties	294	294	294	294	302
Total Square Footage	33,733,011	33,733,011	33,733,011	33,733,011	34,941,726
Sq. Ft. Leased at End of Period (f) (g)	91.8%	92.3%	92.1%	92.7%	92.2%

(a)	Includes any outstanding preferred units presented on a converted basis into common units.
(b)	Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.
(c)	Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).
(d)	Includes any outstanding preferred units presented on a converted basis into common units and minority interests in partially-owned properties.
(e)	Funds from Operations (“FFO”) is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(f)	Percentage leased includes leases in effect as of the period end date, some of which have commencement dates in the future and leases that expire at the period end date.
(g)	Reflects square feet leased at the Company’s consolidated in-service portfolio, excluding in-service development properties in lease up (if any).

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

Same Store Results and Analysis
(dollars in thousands)

	For the three months ended September 30,			%
	2008	2007	Change	Change

Total Property Revenues	$179,326	$175,171	$4,155	2.4

Real Estate Taxes	23,300	22,335	965	4.3
Utilities	24,705	21,944	2,761	12.6
Operating Services	23,890	24,111	(221)	(0.9)
Total Property Expenses:	71,895	68,390	3,505	5.1

GAAP Net Operating Income	107,431	106,781	650	0.6

Less: straight-lining of rents adj.	1,744	1,240	504	40.6

Net Operating Income	$105,687	$105,541	$ 146	0.1

Percentage Leased at Period End	91.8%	92.2%

Total Properties:	255

Total Square Footage:	29,245,361

	For the nine months ended September 30,			%
	2008	2007	Change	Change

Total Property Revenues	$510,995	$501,672	$9,323	1.9

Real Estate Taxes	68,600	68,568	32	0.0
Utilities	64,611	54,305	10,306	19.0
Operating Services	68,116	70,648	(2,532)	(3.6)
Total Property Expenses:	201,327	193,521	7,806	4.0

GAAP Net Operating Income	309,668	308,151	1,517	0.5

Less: straight-lining of rents adj.	3,730	6,604	(2,874)	(43.5)

Net Operating Income	$305,938	$301,547	$4,391	1.5

Percentage Leased at Period End	91.7%	92.1%

Total Properties:	251

Total Square Footage:	28,531,653

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

Unconsolidated Joint Ventures Summary

Breakdown of Unconsolidated Joint Ventures

Joint Venture Name	Property	Number of Buildings	Location	Percent Leased	Square Feet	Company’s Effective Ownership %
Office Properties:
Red Bank Corporate Plaza	Red Bank Corporate Plaza	1	Red Bank, NJ	100.0%	92,878	50.0%
Mack-Green-Gale	Bellemead Portfolio	17	New Jersey	87.9%	2,237,881	50.0%
Route 93 Ventures	Route 495 North Sub Market	7	Boston Suburbs, MA	31.8%	666,697	25.0%
Gale Kimball L.L.C.	100 Kimball Drive	1	Parsippany, NJ	100.0%	175,000	8.33%
12 Vreeland Realty L.L.C.	12 Vreeland Road	1	Florham Park, NJ	100.0%	139,750	50.0%
Gale Jefferson L.L.C.	One Jefferson Road (a)	1	Parsippany, NJ	0.0%	100,000	8.33%

Office/Flex Properties:
Ramland Realty Associates, L.L.C.	One Ramland Road	1	Orangeburg, NY	52.9%	232,000	50.0%

Mixed-Use:
GE/Gale Funding L.L.C.	Princeton Forrestal Village	n/a	Princeton, NJ	93.3%	527,015	10.0%
Boston-Filenes	Boston-Filenes (b)	1	Boston, MA	n/a	1,481,000	15.0%

Hotel:
Harborside South Pier	Hyatt Regency Jersey City on the Hudson	1	Jersey City, NJ	n/a	350 rooms	50.0%

Land:
Plaza VIII and IX Associates, L.L.C.	Vacant land/parking	n/a	Jersey City, NJ	n/a	n/a	50.0%
55 Corporate Partners L.L.C.	Condominium Interest Vacant Land (c)	n/a	Bridgewater, NJ	n/a	200,000	50.0%
Red Bank Corporate Plaza II	Vacant Land	n/a	Red Bank, NJ	n/a	n/a	50.0%

(a)	The Company is developing a 100,000 square foot office building for the venture.
(b)	The venture is redeveloping a 1,481,000 square foot mixed-use property.
(c)	The Company will be developing a 200,000 square foot office building for the venture.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

Unconsolidated Joint Venture Financial Information

The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of September 30, 2008 and December 31, 2007 (dollars in thousands):

	September 30, 2008
	Plaza VIII & IX Associates	Ramland Realty	Harborside South Pier	Red Bank Corporate Plaza I & II	Mack- Green- Gale	Princeton Forrestal Village	Route 93 Portfolio	Gale Kimball	55 Corporate	12 Vreeland	Boston- Filenes	Gale Jefferson	Combined Total
Assets:
Rental property, net	$10,326	$6,962	$62,595	$23,388	$361,832	$42,728	$56,945	$9,704	$17,000	$14,704	--	--	$606,184
Other assets	2,954	936	17,703	4,011	43,960	24,101	1,255	598	896	800	$91,695	$4,122	193,031
Total assets	$13,280	$7,898	$80,298	$27,399	$405,792	$66,829	$58,200	$10,302	$17,896	$15,504	$91,695	$4,122	$799,215
Liabilities and Partners’/ members’ capital (deficit):
Mortgages, loans payable and other obligations	--	$14,636	$75,081	$19,140	$277,721	$52,800	$42,999	$11,750	--	$7,614	--	--	$501,741
Other liabilities	$ 530	877	4,987	76	22,051	6,690	951	15	--	--	$16,776	$2,284	55,237
Partners’/members’ capital	12,750	(7,615)	230	8,183	106,020	7,339	14,250	(1,463)	$17,896	7,890	74,919	1,838	242,237
Total liabilities and partners’/ members’ capital (deficit)	$13,280	$7,898	$80,298	$27,399	$405,792	$66,829	$58,200	$10,302	$17,896	$15,504	$91,695	$4,122	$799,215
Company’s investment in unconsolidated joint ventures, net	$ 6,297	--	$ 59	$ 3,822	$121,483	$ 1,763	$ 4,477	--	$ 9,068	$ 8,136	$23,959	$ 745	$179,809

	December 31, 2007
	Plaza VIII & IX Associates	Ramland Realty	Harborside South Pier	Red Bank Corporate Plaza I & II	Mack- Green- Gale	Princeton Forrestal Village	Route 93 Portfolio	Gale Kimball	55 Corporate	12 Vreeland	Boston- Filenes	Gale Jefferson	Combined Total
Assets:
Rental property, net	$10,787	$7,254	$65,611	$23,618	$368,028	$42,517	$57,368	--	$17,000	$7,954	--	--	$600,137
Other assets	2,250	763	17,995	2,818	52,741	25,679	3,323	$9,622	--	851	$81,651	$1,918	199,611
Total assets	$13,037	$8,017	$83,606	$26,436	$420,769	$68,196	$60,691	$9,622	$17,000	$8,805	$81,651	$1,918	$799,748
Liabilities and Partners’/ members’ capital (deficit):
Mortgages, loans payable and other obligations	--	$14,771	$76,072	$18,116	$281,746	$52,800	$42,495	--	--	$8,761	--	--	$494,761
Other liabilities	$ 532	366	6,324	132	23,809	6,847	1,809	$10,133	--	--	$20,678	$ 80	70,710
Partners’/members’ capital	12,505	(7,120)	1,210	8,188	115,214	8,549	16,387	(511)	$17,000	44	60,973	1,838	234,277
Total liabilities and partners’/ members’ capital (deficit)	$13,037	$8,017	$83,606	$26,436	$420,769	$68,196	$60,691	$9,622	$17,000	$8,805	$81,651	$1,918	$799,748
Company’s investment in unconsolidated joint ventures, net	$ 6,175	--	$ 513	$ 3,703	$128,107	$ 2,029	$ 4,729	--	$ 8,518	$7,752	$18,828	$ 712	$181,066

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the three months ended September 30, 2008 and 2007 (dollars in thousands):

	Three Months Ended September 30, 2008
	Plaza			Red Bank	Mack-	Princeton						NKFGMS
	VIII & IX	Ramland	Harborside	Corporate	Gale-	Forrestal	Route 93	Gale	55	12	Boston-	Owners	Gale	Combined
	Associates	Realty	South Pier	Plaza I & II	Green	Village	Portfolio	Kimball	Corporate	Vreeland	Filenes	LLC	Jefferson	Total
Total revenues	$307	$ 395	$11,232	$ 793	$12,457	$2,719	$ 773	$ 409	--	$597	$ 1	--	--	$29,683
Operating and other expenses	(40)	(284)	(6,670)	(210)	(5,155)	(1,889)	(852)	(146)	--	(16)	--	--	--	(15,262)
Depreciation and amortization	(153)	(118)	(991)	(148)	(5,075)	(929)	(497)	(86)	--	(128)	--	--	--	(8,125)
Interest expense	--	(179)	(1,165)	(187)	(4,227)	(801)	(548)	(184)	--	(136)	--	--	--	(7,427)

Net income	$114	$(186)	$2,406	$ 248	$(2,000)	$(900)	$(1,124)	$ (7)	--	$317	$ 1	--	--	$(1,131)
Company’s equity in
earnings (loss) of
unconsolidated joint ventures	$ 57	--	$1,203	$ 124	$(1,326)	$(187)	$(337)	$ 38	--	$159	--	--	--	$(269)

	Three Months Ended September 30, 2007
	Plaza			Red Bank	Mack-	Princeton						NKFGMS
	VIII & IX	Ramland	Harborside	Corporate	Gale-	Forrestal	Route 93	Gale	55	12	Boston-	Owners	Gale	Combined
	Associates	Realty	South Pier	Plaza I & II	Green	Village	Portfolio	Kimball	Corporate	Vreeland	Filenes	LLC	Jefferson	Total
Total revenues	$257	$ 478	$10,640	$ 180	$17,065	$3,905	$ 722	$ 1	--	$440	$141	--	--	$33,829
Operating and other expenses	(49)	(402)	(6,441)	(3)	(7,983)	(1,899)	(948)	(93)	--	(17)	(7)	--	--	(17,842)
Depreciation and amortization	(154)	(176)	(1,496)	(50)	(6,581)	(790)	181	(146)	--	(88)	--	--	--	(9,300)
Interest expense	--	(267)	(1,194)	(50)	(6,870)	(1,248)	(904)	(382)	--	(110)	--	--	--	(11,025)

Net income	$ 54	$(367)	$1,509	$ 77	$(4,369)	$(32)	$(949)	$(620)	--	$225	$134	--	--	$(4,338)
Company’s equity in
earnings (loss) of
unconsolidated joint ventures	$ 27	$(200)	$755	$ 69	$(2,012)	$(14)	$(285)	$(52)	--	$113	$40	--	--	$(1,559)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the nine months ended September 30, 2008 and 2007 (dollars in thousands):

	Nine Months Ended September 30, 2008
	Plaza			Red Bank	Mack-	Princeton						NKFGMS
	VIII & IX	Ramland	Harborside	Corporate	Gale-	Forrestal	Route 93	Gale	55	12	Boston-	Owners	Gale	Combined
	Associates	Realty	South Pier	Plaza I & II	Green	Village	Portfolio	Kimball	Corporate	Vreeland	Filenes	LLC	Jefferson	Total
Total revenues	$ 843	$1,339	$32,579	$2,396	$37,285	$8,862	$2,100	$1,214	--	$1,589	$ 51	--	$ 1	$88,259
Operating and other expenses	(137)	(881)	(19,115)	(596)	(15,427)	(4,881)	(2,551)	(388)	--	(58)	--	--	(1)	(44,035)
Depreciation and amortization	(461)	(363)	(3,919)	(445)	(14,529)	(2,683)	(1,288)	(253)	--	(383)	--	--	--	(24,324)
Interest expense	--	(590)	(3,525)	(602)	(13,162)	(2,604)	(1,899)	(518)	--	(380)	--	--	--	(23,280)

Net income	$ 245	$(495)	$6,020	$ 753	$(5,833)	$(1,306)	$(3,638)	$ 55	--	$ 768	$ 51	--	--	$(3,380)
Company’s equity in
earnings (loss) of
unconsolidated joint ventures	$ 123	--	$3,046	$ 376	$(3,938)	$(267)	$(701)	$ 426	--	$ 384	$ 18	--	--	$(533)

	Nine Months Ended September 30, 2007
	Plaza			Red Bank	Mack-	Princeton						NKFGMS
	VIII & IX	Ramland	Harborside	Corporate	Gale-	Forrestal	Route 93	Gale	55	12	Boston-	Owners	Gale	Combined
	Associates	Realty	South Pier	Plaza I & II	Green	Village	Portfolio	Kimball	Corporate	Vreeland	Filenes	LLC	Jefferson	Total
Total revenues	$ 731	$1,523	$30,944	$ 242	$50,757	$9,157	$1,785	$ 3	--	$1,488	$ 672	--	--	$97,302
Operating and other expenses	(132)	(1,166)	(18,947)	(5)	(23,141)	(4,889)	(2,812)	(133)	--	(50)	(668)	--	--	(51,943)
Depreciation and amortization	(462)	(526)	(4,462)	(49)	(20,745)	(2,327)	(1,846)	(329)	--	(264)	--	--	--	(31,010)
Interest expense	--	(796)	(3,596)	(50)	(20,299)	(3,579)	(2,547)	(796)	--	(454)	--	--	--	(32,117)

Net income	$ 137	$(965)	$3,939	$ 138	$(13,428)	$(1,638)	$(5,420)	$(1,255)	--	$ 720	$ 4	--	--	$(17,768)
Company’s equity in
earnings (loss) of
unconsolidated joint ventures	$ 69	$(375)	$1,863	$ 69	$ (5,351)	$ (416)	$(1,655)	$ (104)	--	$ 360	$ 1	$ 53	--	$(5,486)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

Select Financial Ratios

Ratios Computed For Industry	September 30,
Comparisons:	2008	2007
Financial Position Ratios:
Total Debt/ Total Book Capitalization (Book value) (%)	49.65%	46.17%

Total Debt/ Total Market Capitalization (Market value) (%)	44.69%	38.30%

Total Debt/ Total Undepreciated Assets (%)	40.60%	38.85%

Secured Debt/ Total Undepreciated Assets (%)	5.22%	5.51%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Operational Ratios:
Interest Coverage (Funds from Operations+Interest Expense)/Interest Expense (x)	3.63	3.41	3.40	3.34

Debt Service Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Principal Amort.) (x)	3.27	3.08	3.05	3.03

Fixed Charge Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Capitalized Interest+Pref. Div. +Prin. Amort.+Ground Lease Payments)(x)	3.06	2.93	2.87	2.88

FFO Payout (Dividends Declared/Funds from Operations) (%)	62.84%	68.58%	67.79%	71.72%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

Debt Analysis
(as of September 30, 2008)

Debt Breakdown
(dollars in thousands)

	Balance	% of Total	Weighted Average Interest Rate	Weighted Average Maturity in Years
Fixed Rate Unsecured Notes and Other Obligations	$1,651,037	74.01%	6.30%	3.58
Fixed Rate Secured Debt	286,824	12.86%	5.35%	3.41
Variable Rate Unsecured Debt	293,000	13.13%	3.22%	2.73
Totals/Weighted Average:	$2,230,861	100.00%	5.78%	3.44

Future Repayments
(dollars in thousands)

Period	Scheduled Amortization	Principal Maturities	Total	Weighted Average Interest Rate of Future Repayments (a)
October 1 – December 31, 2008	$ 6,331	--	$ 6,331	4.94%
2009	15,018	$300,000	315,018	7.37%
2010	2,584	334,500	337,084	5.26%
2011	2,745	593,000	595,745	5.60%
2012	2,864	210,148	213,012	6.13%
Thereafter	5,702	760,618	766,320	5.41%
Sub-total	35,244	2,198,266	2,233,510	5.78%
Adjustment for unamortized debt discount/premium, net, as of September 30, 2008	(2,649)	--	(2,649)	--
Totals/Weighted Average:	$ 32,595	$2,198,266	$2,230,861	5.78%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

Debt Maturities
(dollars in thousands)

October 1 – December 31, 2008		2009	2010	2011	2012	2013	2014	2015	2016	2018	TOTALS
Secured Debt:
6404 Ivy Lane	--										--
Prudential Portfolio			$150,000								$150,000
105 Challenger			19,500								19,500
2200 Renaissance Boulevard					$15,234						15,234
Soundview Plaza						$14,889					14,889
9200 Edmonston Road						4,229					4,229
6305 Ivy Lane							$5,707				5,707
6301 Ivy Lane							5,301				5,301
35 Waterview							18,185				18,185
395 West Passaic							9,636				9,636
23 Main Street										$26,566	26,566
Total Secured Debt:	--	--	$169,500	--	$15,234	$19,118	$38,829	--	--	$26,566	$269,247

Unsecured Debt:
Unsecured credit facility				$293,000							$293,000
7.250% unsecured notes due 3/09		$300,000									300,000
5.050% unsecured notes due 4/10			$150,000								150,000
7.835% unsecured notes due 12/10			15,000								15,000
7.750% unsecured notes due 2/11				300,000							300,000
5.250% unsecured notes due 1/12					$100,000						100,000
6.150% unsecured notes due 12/12					94,914						94,914
5.820% unsecured notes due 3/13						$26,105					26,105
4.600% unsecured notes due 6/13						100,000					100,000
5.125% unsecured notes due 2/14							$200,000				200,000
5.125% unsecured notes due 1/15								$150,000			150,000
5.80% unsecured notes due 1/16									$200,000		200,000
Total Unsecured Debt:	--	$300,000	$165,000	$593,000	$194,914	$126,105	$200,000	$150,000	$200,000	--	$1,929,019

Total Debt:	--	$300,000	$334,500	$593,000	$210,148	$145,223	$238,829	$150,000	$200,000	$26,566	$2,198,266

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

Debt Detail
(dollars in thousands)

			Principal Balance at
Property Name	Lender	Effective Interest Rate	September 30, 2008	December 31, 2007	Date of Maturity
Senior Unsecured Notes: (a)
7.250%, $300,000 Face Amount Notes	public debt	7.486%	$299,892	$ 299,716	03/15/09
5.050%, $150,000 Face Amount Notes	public debt	5.265%	149,915	149,874	04/15/10
7.835%, $15,000 Face Amount Notes	public debt	7.950%	15,000	15,000	12/15/10
7.750%, $300,000 Face Amount Notes	public debt	7.930%	299,598	299,468	02/15/11
5.250%, $100,000 Face Amount Notes	public debt	5.457%	99,355	99,210	01/15/12
6.150%, $94,914 Face Amount Notes	public debt	6.894%	92,841	92,472	12/15/12
5.820%, $26,105 Face Amount Notes	public debt	6.448%	25,613	25,530	03/15/13
4.600%, $100,000 Face Amount Notes	public debt	4.742%	99,865	99,844	06/15/13
5.125%, $200,000 Face Amount Notes	public debt	5.110%	201,289	201,468	02/15/14
5.125%, $150,000 Face Amount Notes	public debt	5.297%	149,418	149,349	01/15/15
5.800%, $200,000 Face Amount Notes	public debt	5.806%	200,559	200,616	01/15/16
Total Senior Unsecured Notes:			$1,633,345	$1,632,547

Revolving Credit Facilities:
Unsecured Facility (b)	23 Lenders	Libor +0.550%	$293,000	$ 250,000	6/22/11
Total Revolving Credit Facilities:			$293,000	$ 250,000

Property Mortgages: (c)
6404 Ivy Lane	Wachovia CMBS	5.582%	$ --	$ 13,029	(d)
Assumed Obligations	n/a	4.957%	17,692	27,657	05/01/09	(e)
Various (f)	Prudential Insurance Co.	4.841%	150,000	150,000	01/15/10
105 Challenger Road	Archon Financial CMBS	6.235%	19,134	18,968	06/06/10
2200 Renaissance Boulevard	Wachovia CMBS	5.888%	17,145	17,442	12/01/12
Soundview Plaza	Morgan Stanley CMBS	6.015%	17,228	17,575	01/01/13
9200 Edmonston Road	Principal Commercial Funding, L.L.C.	5.534%	4,991	5,096	05/01/13
6305 Ivy Lane	John Hancock Life Ins. Co.	5.525%	6,951	7,098	01/01/14
395 West Passaic	State Farm Life Ins. Co.	6.004%	12,283	12,596	05/01/14
6301 Ivy Lane	John Hancock Life Ins. Co.	5.520%	6,525	6,655	07/01/14
35 Waterview	Wachovia CMBS	6.348%	19,930	20,104	08/11/14
23 Main Street	JPMorgan CMBS	5.587%	32,637	32,968	09/01/18
Total Mortgages, Loans Payable and Other Obligations:			$304,516	$ 329,188
Total Debt:			$2,230,861	$2,211,735

(a)
Interest rate for unsecured notes reflects effective rate of debt, including cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount on the notes, as applicable.

(b)	Total borrowing capacity under this facility is $775 million.
(c)
Effective interest rate for mortgages, loans payable and other obligations reflects effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs and other transaction costs, as applicable.

(d)	On May 5, 2008, the Company repaid this mortgage at par, using available cash.
(e)	The obligations mature at various times through May 2009.
(f)	Mortgage is collateralized by seven properties.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

III. FINANCIAL INFORMATION

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

III.  FINANCIAL INFORMATION

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statements of Operations
(in thousands, except per share amounts) (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
Revenues	2008	2007	2008	2007
Base rents	$147,809	$145,535	$444,499	$427,574
Escalations and recoveries from tenants	29,755	27,491	82,065	79,477
Construction services	12,268	22,912	36,334	68,722
Real estate services	3,347	5,567	10,016	13,267
Other income	11,184	11,376	18,955	17,628
Total revenues	204,363	212,881	591,869	606,668

Expenses
Real estate taxes	23,361	22,422	71,522	69,744
Utilities	24,706	21,944	65,794	54,818
Operating services	25,955	27,096	79,080	79,070
Direct construction costs	11,104	22,479	34,087	66,024
General and administrative	10,767	13,411	33,099	37,351
Depreciation and amortization	49,242	49,790	144,550	135,064
Total expenses	145,135	157,142	428,132	442,071
Operating income	59,228	55,739	163,737	164,597

Other (expense) income
Interest expense	(31,163)	(32,163)	(94,963)	(94,432)
Interest and other investment income	257	985	1,115	4,173
Equity in earnings (loss) of unconsolidated joint ventures	(269)	(1,559)	(533)	(5,486)
Minority interest in consolidated joint ventures	147	51	286	492
Gain on sale of marketable securities	--	--	471	--
Total other (expense) income	(31,028)	(32,686)	(93,624)	(95,253)
Income from continuing operations before
minority interest in Operating Partnership	28,200	23,053	70,113	69,344
Minority interest in Operating Partnership	(5,131)	(4,146)	(12,751)	(12,564)
Income from continuing operations	23,069	18,907	57,362	56,780
Discontinued operations (net of minority interest):
Income from discontinued operations	--	20	--	1,057
Realized gains (losses) and unrealized losses
on disposition of rental property, net	--	4,533	--	36,280
Total discontinued operations, net	--	4,553	--	37,337
Net income	23,069	23,460	57,362	94,117
Preferred stock dividends	(500)	(500)	(1,500)	(1,500)
Net income available to common shareholders	$22,569	$22,960	$55,862	$92,617

Basic earnings per common share:
Income from continuing operations	$0.34	$0.27	$0.85	$0.82
Discontinued operations	--	0.07	--	0.56
Net income available to common shareholders	$0.34	$0.34	$0.85	$1.38

Diluted earnings per common share:
Income from continuing operations	$0.34	$0.27	$0.85	$0.82
Discontinued operations	--	0.07	--	0.55
Net income available to common shareholders	$0.34	$0.34	$0.85	$1.37

Dividends declared per common share	$0.64	$0.64	$1.92	$1.92

Basic weighted average shares outstanding	65,519	67,688	65,438	67,068

Diluted weighted average shares outstanding	80,617	83,088	80,573	82,515

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Balance Sheets
(in thousands, except per share amounts) (unaudited)

	September 30,	December 31,
Assets	2008	2007
Rental property
Land and leasehold interests	$729,549	$726,253
Buildings and improvements	3,783,728	3,753,088
Tenant improvements	417,954	397,132
Furniture, fixtures and equipment	8,880	8,956
	4,940,111	4,885,429
Less – accumulated depreciation and amortization	(1,002,168)	(907,013)
Net investment in rental property	3,937,943	3,978,416
Cash and cash equivalents	7,680	24,716
Marketable securities available for sale at fair value	--	4,839
Investments in unconsolidated joint ventures	179,809	181,066
Unbilled rents receivable, net	109,768	107,761
Deferred charges and other assets, net	226,071	246,386
Restricted cash	12,189	13,613
Accounts receivable, net of allowance for doubtful accounts
of $2,386 and $1,576	19,430	36,405

Total assets	$4,492,890	$4,593,202

Liabilities and Stockholders’ Equity
Senior unsecured notes	$1,633,345	$1,632,547
Revolving credit facility	293,000	250,000
Mortgages, loans payable and other obligations	304,516	329,188
Dividends and distributions payable	52,168	52,099
Accounts payable, accrued expenses and other liabilities	124,229	142,778
Rents received in advance and security deposits	53,389	51,992
Accrued interest payable	18,578	34,193
Total liabilities	2,479,225	2,492,797

Minority interests:
Operating Partnership	436,652	456,436
Consolidated joint ventures	1,164	1,414
Total minority interests	437,816	457,850
Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized, 10,000 and
10,000 shares outstanding, at liquidation preference	25,000	25,000
Common stock, $0.01 par value, 190,000,000 shares authorized,
65,875,466 and 65,558,073shares outstanding	657	656
Additional paid-in capital	1,890,134	1,886,467
Dividends in excess of net earnings	(339,942)	(269,521)
Accumulated other comprehensive income	--	(47)
Total stockholders’ equity	1,575,849	1,642,555

Total liabilities and stockholders’ equity	$4,492,890	$4,593,202

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statement of Changes in Stockholders’ Equity
For the nine months ended September 30, 2008
(in thousands) (unaudited)

							Accumulated
					Additional	Dividends in	Other	Total
	Preferred Stock		Common Stock		Paid-In	Excess of	Comprehensive	Stockholders’	Comprehensive
	Shares	Amount	Shares	Par Value	Capital	Net Earnings	Income (Loss)	Equity	Income
Balance at January 1, 2008	10	$25,000	65,558	$656	$1,886,467	$(269,521)	$(47)	$1,642,555	--
Net income	--	--	--	--	--	57,362	--	57,362	$57,362
Preferred stock dividends	--	--	--	--	--	(1,500)	--	(1,500)	--
Common stock dividends	--	--	--	--	--	(126,283)	--	(126,283)	--
Redemption of common units
for common stock	--	--	129	1	3,883	--	--	3,884	--
Shares issued under Dividend
Reinvestment and Stock
Purchase Plan	--	--	6	--	249	--	--	249	--
Stock options exercised	--	--	82	--	2,311	--	--	2,311	--
Comprehensive Gain:
Unrealized holding gain
on marketable securities
available for sale	--	--	--	--	--	--	518	518	518
Directors Deferred comp. plan	--	--	--	--	288	--	--	288	--
Issuance of restricted stock	--	--	253	--	--	--	--	--	--
Stock Compensation	--	--	--	2	2,163	--	--	2,165	--
Cancellation of restricted stock	--	--	(2)	--	(31)	--	--	(31)	--
Repurchase of Common Stock	--	--	(151)	(2)	(5,196)	--	--	(5,198)	--
Reclassification adjustment for
realized gain included in
net income	--	--	--	--	--	--	(471)	(471)	(471)
Balance at September 30, 2008	10	$25,000	65,875	$657	$1,890,134	$(339,942)	--	$1,575,849	$57,409

The accompanying notes are an integral part of these consolidated financial statements.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

Statements of Funds from Operations
(in thousands, except per share/unit amounts) (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Net income available to common shareholders	$22,569	$22,960	$55,862	$92,617
Add: Minority interest in Operating Partnership	5,131	4,146	12,751	12,564
Minority interest in discontinued operations	--	1,025	--	8,374
Real estate-related depreciation and amortization on continuing operations (a)	54,406	54,964	159,601	151,339
Real estate-related depreciation and amortization on discontinued operations	--	--	--	424
Deduct: Discontinued operations – realized gains (losses) and
unrealized losses on disposition of rental property, net	--	(5,554)	--	(44,414)
Funds from operations available to common shareholders (b)	$82,106	$77,541	$228,214	$220,904

Diluted weighted average shares/units outstanding (c)	80,617	83,088	80,573	82,515

Funds from operations per share/unit – diluted	$1.02	$0.93	$2.83	$2.67

Dividend declared per common share	$0.64	$0.64	$1.92	$1.92

Dividend payout ratios:
Funds from operations-diluted	62.84%	68.58%	67.79%	71.72%

Supplemental Information:
Non-incremental revenue generating capital expenditures:
Building improvements	$2,642	$1,916	$7,492	$7,053
Tenant improvements and leasing commissions	$9,946	$22,051	$38,078	$43,873
Straight-line rent adjustments (d)	$1,959	$2,146	$5,244	$9,386
Amortization of (above)/below market lease intangibles, net (e)	$2,004	$1,824	$5,988	$3,415

(a) Includes the Company’s share from unconsolidated joint ventures of $5,243 and $5,336 for the three months ended September 30, 2008 and 2007, respectively and $15,294 and $16,751 for the nine months ended September 30, 2008 and 2007, respectively.

(b) Funds from operations for both periods are calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT).  See “Information About FFO” on page 11.

(c) Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (14,895 shares and 15,248 shares for the three months ended September 30, 2008 and 2007, respectively, and 14,945 shares and 15,242 shares for the nine months ended September 30, 2008 and 2007, respectively), plus dilutive Common Stock Equivalents (i.e. stock options).  See reconciliation of basic to diluted shares/units on page 28.

(d) Includes the Company’s share from unconsolidated joint ventures of $215 and $907 for the three months ended September 30, 2008 and 2007, respectively and $900 and $2,353 for the nine months ended September 30, 2008 and 2007, respectively.

(e) Includes the Company’s share from unconsolidated joint ventures of $409 and $426 for three months ended September 30, 2008 and 2007, respectively and $1,240 and $1,097 for the nine months ended September 30, 2008 and 2007, respectively.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

Statements of Funds from Operations Per Diluted Share
(amounts are per diluted share, except share count in thousands) (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Net income available to common shareholders	$0.34	$0.34	$0.85	$1.37
Add: Real estate-related depreciation and amortization on continuing operations (a)	0.67	0.66	1.98	1.83
Real estate-related depreciation and amortization on
discontinued operations	--	--	--	0.01
Deduct: Discontinued operations – Realized gains (losses) and
unrealized losses on disposition of rental property, net	--	(0.07)	--	(0.54)
Minority interest/rounding adjustment	0.01	--	--	--
Funds from operations available to common shareholders (b)	$1.02	$0.93	$2.83	$2.67

Diluted weighted average shares/units outstanding (c)	80,617	83,088	80,573	82,515

(a) Includes the Company’s share from unconsolidated joint ventures of $0.07 and $0.06 for the three months ended September 30, 2008 and 2007, respectively and $0.19 and $0.20 for the nine months ended September 30, 2008 and 2007, respectively.

(b) Funds from operations for both periods are calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT).  See “Information About FFO” on page 11.

(c) Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (14,895 shares and 15,248 shares for the three months ended September 30, 2008 and 2007, respectively and 14,945 and 15,242 for the nine months ended September 30, 2008 and 2007, respectively), plus dilutive Common Stock Equivalents (i.e. stock options).  See reconciliation of basic to diluted shares/units on page 28.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

Reconciliation of Basic-to-Diluted Shares/Units
(in thousands)

The following schedule reconciles the Company’s basic weighted average shares outstanding to basic and diluted weighted average shares/units outstanding for the purpose of calculating FFO per share:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Basic weighted average shares outstanding:	65,519	67,688	65,438	67,068
Add: Weighted average common units	14,895	15,248	14,945	15,242
Basic weighted average shares/units:	80,414	82,936	80,383	82,310
Add: Stock options	103	152	98	205
Restricted Stock Awards	100	--	92	--
Diluted weighted average shares/units outstanding:	80,617	83,088	80,573	82,515

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

IV.  VALUE CREATION PIPELINE

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

IV. VALUE CREATION PIPELINE

Operating Property Acquisitions
(dollars in thousands)

For the nine months ended September 30, 2008

None

For the year ended December 31, 2007

Acquisition Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Investment by Company
Office:
05/08/07	AAA Properties (a) (c)	Hamilton Township, Mercer County, NJ	2	69,232	$ 9,048
06/11/07	125 Broad Street (b) (c)	New York, New York County, NY	1	524,476	274,091
Total Property Acquisitions:			3	593,708	$283,139

(a)	Included in this transaction was the acquisition of two parcels of developable land aggregating approximately 13 acres.
(b)	Acquisition represented two units of office condominium interests, which collectively comprise floors 2 through 16, or 39.6 percent, of the 40-story, 1.2 million square-foot building.
(c)	Transaction was funded primarily through borrowing on the Company’s revolving credit facility.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

Properties Commencing Initial Operations
(dollars in thousands)

For the nine months ended September 30, 2008

None

For the year ended December 31, 2007

Date Placed in Service	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Cost Incurred	(a)
Office
Majority Owned:
05/08/07	700 Horizon Drive	Hamilton Township, Mercer County, NJ	1	120,000	$16,504

Unconsolidated Joint Ventures:
03/01/07	100 Kimball Drive	Parsippany, Morris County, NJ	1	175,000	38,815
09/08/07	Red Bank Corporate Plaza	Red Bank, Monmouth County, NJ	1	92,878	22,538
Total Properties Commencing Initial Operations:			3	387,878	$77,857

(a)	Costs as of September 30, 2008.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

Summary of Construction Projects
(dollars in thousands)

Project	Location	Type of Space	Estimated Placed in Service Date	Number Of Buildings	Square Feet	Costs Incurred Through 9/30/08	Total Estimated Costs	Current % Leased
Majority Owned:
Wyndham Build-to-Suit	Parsippany, NJ	Office	2009-1Q	1	250,000	$42,691	$64,837	100.0%
Sub-total:				1	250,000	42,691	64,837	100.0%

Unconsolidated Joint Ventures:
Boston-Filenes	Boston, MA	Mixed-Use	n/a	1	1,481,000	183,389	711,000	n/a
One Jefferson	Parsippany, NJ	Office	2008-4Q	1	100,000	16,489	28,351	0.0%
Sub-total:				2	1,581,000	199,878	739,351	n/a
Grand Total:				3	1,831,000	$242,569	$804,188	16.1%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

Summary of Land Parcels

Site	Town/City	State	Acres	Development Potential (Sq. Ft.)	Type of Space
55 Corporate Drive (a)	Bridgewater	NJ	30.0	200,000	Office
Horizon Center	Hamilton Township	NJ	5.3	68,000	Office/Flex/Retail
3 & 5 AAA Drive (b)	Hamilton Township	NJ	17.5	112,000	Office
6 AAA Drive	Hamilton Township	NJ	2.4	32,000	Office
2 South Gold Drive (c)	Hamilton Township	NJ	9.5	75,000	Office
Plaza VIII and IX Associates, L.L.C. (a)	Jersey City	NJ	3.6	1,225,000	Office
Harborside Financial Center (d)	Jersey City	NJ	6.5	3,113,500	Office
One Newark Center (a)	Newark	NJ	1.0	400,000	Office
Mack-Cali Business Campus	Parsippany & Hanover	NJ	86.8	1,100,000	Office
3 Campus Drive	Parsippany	NJ	10.0	124,000	Office
Red Bank Corporate Plaza II (a)	Red Bank	NJ	1.0	18,563	Office
Commercenter	Totowa	NJ	5.8	30,000	Office/Flex
Princeton Metro	West Windsor	NJ	10.0	97,000	Office
Princeton Overlook II	West Windsor	NJ	10.0	149,500	Office
Mack-Cali Princeton Executive Park	West Windsor	NJ	59.9	760,000	Office/Hotel
Meadowlands Xanadu (a)	East Rutherford	NJ	13.8	1,760,000	Office
Meadowlands Xanadu (a)	East Rutherford	NJ	3.2	500,000	Hotel (e)
Elmsford Distribution Center (f)	Elmsford	NY	14.5	100,000	Warehouse
Mid-Westchester Executive Park	Hawthorne	NY	7.2	82,250	Office/Flex
One Ramland Road (a)	Orangeburg	NY	20.0	100,000	Office/Flex
South Westchester Executive Park (f)	Yonkers	NY	52.4	350,000	Office/Flex
South Westchester Executive Park	Yonkers	NY	2.7	50,000	Office/Flex
Airport Business Center	Lester	PA	12.6	135,000	Office
Rose Tree Corporate Center	Media	PA	2.3	15,200	Office
Capital Office Park	Greenbelt	MD	43.0	600,000	Office
Eastpoint II	Lanham	MD	4.8	122,000	Office/Hotel
Total:			435.8	11,319,013

(a) Land owned or controlled by joint venture in which Mack-Cali is an equity partner.
(b) This land parcel also includes an existing office building totaling 35,270 square feet.
(c) This land parcel also includes an existing office building totaling 33,962 square feet.
(d) In addition, there are 21 acres of riparian property.
(e) Hotel project can comprise up to 520 rooms.
(f) Mack-Cali holds an option to purchase this land.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

Rental Property Sales
(dollars in thousands)

For the nine months ended September 30, 2008

None

For the year ended December 31, 2007

Sale Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Net Sales Proceeds	Net Book Value	Realized Gain/(Loss)
Office:
05/10/07	1000 Bridgeport Avenue	Shelton, Fairfield County, Connecticut	1	133,000	$16,411	$13,782	$2,629
06/11/07	500 W. Putnam Avenue	Greenwich, Fairfield County, Connecticut	1	121,250	54,344	18,113	36,231
07/13/07	100 & 200 Decadon Drive	Egg Harbor, Atlantic County, New Jersey	2	80,344	11,448	5,894	5,554
Total Office Property Sales:			4	334,594	$82,203	$37,789	$44,414

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

V.  PORTFOLIO/ LEASING STATISTICS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

V.  PORTFOLIO/ LEASING STATISTICS

Leasing Statistics
(For the three months ended September 30, 2008)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 6/30/08	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 9/30/08 (c)	Pct. Leased 9/30/08	Pct. Leased 6/30/08

Northern NJ	12,249,907	-	(318,034)	318,320	286	12,250,193	92.7%	92.7%
Central NJ	4,776,933	-	(67,303)	69,930	2,627	4,779,560	93.4%	93.3%
Westchester Co., NY	4,583,792	-	(245,753)	194,662	(51,091)	4,532,701	94.7%	95.7%
Manhattan	524,476	-	-	-	-	524,476	100.0%	100.0%
Sub. Philadelphia	3,195,328	-	(549,888)	487,955	(61,933)	3,133,395	88.8%	90.5%
Fairfield, CT	520,437	-	(4,230)	9,647	5,417	525,854	88.0%	87.1%
Washington, DC/MD	964,037	-	(54,231)	30,364	(23,867)	940,170	72.7%	74.6%
Rockland Co., NY	164,473	-	(2,350)	3,346	996	165,469	91.9%	91.4%
Total	26,979,383	-	(1,241,789)	1,114,224	(127,565)	26,851,818	91.8%	92.3%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of June 30, 2008	29,245,361
Total sq. ft. of properties added/sold this period	-
Total sq. ft. as of September 30, 2008	29,245,361

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring September 30, 2008 aggregating 94,026 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

Leasing Statistics
(For the three months ended September 30, 2008)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)

Northern NJ	Office	22	298,497	123,734	174,763	10.1	31.88	4.86
	Office/Flex	2	19,823	13,823	6,000	5.8	16.01	2.14
Central NJ	Office	17	69,930	8,528	61,402	4.1	25.17	2.94
Westchester Co., NY	Office	24	82,868	23,883	58,985	4.6	27.18	2.71
	Office/Flex	21	105,799	17,952	87,847	4.3	19.40	2.33
	Industrial/Warehouse	1	5,995	-	5,995	5.0	13.64	0.70
Sub. Philadelphia	Office	11	403,385	9,413	393,972	4.7	31.33	2.18
	Office/Flex	9	84,570	-	84,570	2.6	9.02	0.83
Fairfield Co., CT	Office	3	9,647	1,170	8,477	2.6	30.92	4.55
Washington, DC/MD	Office	7	30,364	18,491	11,873	4.1	21.13	2.14
Rockland Co., NY	Office	1	3,346	3,346	-	5.1	25.10	3.95
Total		118	1,114,224	220,340	893,884	5.9	27.29	3.46

Detail by Property Type
	Office	85	898,037	188,565	709,472	6.4	30.28	3.70
	Office/Flex	32	210,192	31,775	178,417	3.8	14.90	1.88
	Industrial/Warehouse	1	5,995	-	5,995	5.0	13.64	0.70

Total		118	1,114,224	220,340	893,884	5.9	27.29	3.46

Tenant Retention:	Leases Retained	62.8%
	Sq. Ft. Retained	72.0%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(c)
Represents estimated workletter costs of $14,750,408 and commissions of $7,567,316 committed, but not necessarily expended, during the period for second generation space aggregating 1,098,980 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

Leasing Statistics
(For the three months ended September 30, 2008)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 6/30/08	Leased Sq. Ft. Acquired/ Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 9/30/08	Pct. Leased 9/30/08	Pct. Leased 6/30/08

Northern NJ	2,099,349	-	(44,335)	41,435	(2,900)	2,096,449	91.4%	91.5%
Central NJ	1,131,602	-	(37,129)	92,001	54,872	1,186,474	91.6%	87.3%
Rockland Co., NY	122,620	-	-	-	-	122,620	52.9%	52.9%
Boston, MA	211,962	-	-	-	-	211,962	31.8%	31.8%

Total	3,565,533	-	(81,464)	133,436	51,972	3,617,505	80.6%	79.5%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of June 30, 2008	4,487,650
Total sq. ft. of properties sold this period	-
Total sq. ft. as of September 30, 2008	4,487,650

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (d)	Leasing Costs Per Sq. Ft. Per Year (e)

Northern NJ	4	41,435	4,180	37,255	8.0	27.15	2.29
Central NJ	10	92,001	51,805	40,196	6.4	23.33	3.34

Total	14	133,436	55,985	77,451	6.9	24.51	2.85

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(d)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(e)	Represents estimated workletter costs of $1,017,684 and commissions of $901,948 committed, but not necessarily expended, during the period for second generation space aggregating 97,672 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

Leasing Statistics
(For the nine months ended September 30, 2008)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 12/31/07	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 9/30/08 (c)	Pct. Leased 9/30/08	Pct. Leased 12/31/07

Northern NJ	12,313,200	-	(966,342)	903,335	(63,007)	12,250,193	92.7%	93.2%
Central NJ	4,633,587	-	(313,514)	459,487	145,973	4,779,560	93.4%	90.5%
Westchester Co., NY	4,625,884	-	(837,504)	744,321	(93,183)	4,532,701	94.7%	96.6%
Manhattan	524,476	-	-	-	-	524,476	100.0%	100.0%
Sub. Philadelphia	3,199,544	-	(956,928)	890,779	(66,149)	3,133,395	88.8%	90.6%
Fairfield, CT	511,543	-	(61,597)	75,908	14,311	525,854	88.0%	85.6%
Washington, DC/MD	1,132,919	-	(324,086)	131,337	(192,749)	940,170	72.7%	87.6%
Rockland Co., NY	164,473	-	(10,665)	11,661	996	165,469	91.9%	91.4%
Total	27,105,626	-	(3,470,636)	3,216,828	(253,808)	26,851,818	91.8%	92.7%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2007	29,245,361
Total sq. ft. of properties added/sold this period	-
Total sq. ft. as of September 30, 2008	29,245,361

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring September 30, 2008 aggregating 94,026 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

Leasing Statistics
(For the nine months ended September 30, 2008)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)

Northern NJ	Office	86	829,071	284,841	544,230	8.1	31.91	4.17
	Office/Flex	6	74,264	13,823	60,441	4.6	16.71	1.06
Central NJ	Office	54	419,091	240,854	178,237	5.8	23.80	4.47
	Office/Flex	2	40,396	1,336	39,060	3.0	21.15	1.93
Westchester Co., NY	Office	66	257,397	48,660	208,737	4.4	28.88	2.63
	Office/Flex	60	450,489	225,240	225,249	6.7	16.33	1.45
	Industrial/Warehouse	4	36,435	-	36,435	5.0	20.31	0.58
Sub. Philadelphia	Office	38	621,951	190,211	431,740	5.5	29.02	2.73
	Office/Flex	25	268,828	47,695	221,133	3.6	9.79	1.42
Fairfield Co., CT	Office	9	34,330	6,341	27,989	2.3	27.10	3.55
	Office/Flex	2	41,578	4,650	36,928	5.1	19.37	0.86
Washington, DC/MD	Office	30	131,337	25,700	105,637	4.4	24.82	3.15
Rockland Co., NY	Office	5	11,661	3,346	8,315	3.6	26.88	2.22
Total		387	3,216,828	1,092,697	2,124,131	6.0	24.88	3.06

Detail by Property Type
	Office	288	2,304,838	799,953	1,504,885	6.2	28.82	3.67
	Office/Flex	95	875,555	292,744	582,811	5.3	14.72	1.40
	Industrial/Warehouse	4	36,435	-	36,435	5.0	20.31	0.58

Total		387	3,216,828	1,092,697	2,124,131	6.0	24.88	3.06

Tenant Retention:	Leases Retained	60.4%
	Sq. Ft. Retained	61.2%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(c)
Represents estimated workletter costs of $37,366,744 and commissions of $18,576,901 committed, but not necessarily expended, during the period for second generation space aggregating 3,091,772 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

Leasing Statistics
(For the nine months ended September 30, 2008)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 12/31/07	Leased Sq. Ft. Acquired/ Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 9/30/08	Pct. Leased 6930/08	Pct. Leased 12/31/07

Northern NJ	2,157,166	-	(198,852)	138,135	(60,717)	2,096,449	91.4%	94.1%
Central NJ	1,148,111	-	(88,973)	127,336	38,363	1,186,474	91.6%	88.6%
Rockland Co., NY	152,983	-	(65,158)	34,795	(30,363)	122,620	52.9%	65.9%
Boston, MA	181,909	-	-	30,053	30,053	211,962	31.8%	27.3%

Total	3,640,169	-	(352,983)	330,319	(22,664)	3,617,505	80.6%	81.1%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2007	4,487,650
Total sq. ft. of properties sold this period	-
Total sq. ft. as of September 30, 2008	4,487,650

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (d)	Leasing Costs Per Sq. Ft. Per Year (e)

Northern NJ	16	138,135	44,215	93,920	6.3	26.49	2.13
Central NJ	17	127,336	68,037	59,299	5.6	23.35	3.41
Rockland Co., NY	1	34,795	34,795	-	10.0	10.70	0.48
Boston, MA	2	30,053	30,053	-	4.1	15.86	5.35

Total	36	330,319	177,100	153,219	6.2	22.65	2.32

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(d)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(e)
Represents estimated workletter costs of $2,156,770 and commissions of $1,655,263 committed, but not necessarily expended, during the period for second generation space aggregating 259,155 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

Market Diversification

The following table lists the Company’s markets (MSAs), based on annualized contractual base rent of the Consolidated Properties:

Market (MSA)	Annualized Base Rental Revenue ($) (a) (b) (c)	Percentage of Company Annualized Base Rental Revenue (%)	Total Property Size Rentable Area	Percentage of Rentable Area (%)
Newark, NJ (Essex-Morris-Union Counties)	118,137,637	20.0	5,847,318	20.0
Jersey City, NJ	116,118,038	19.5	4,317,978	14.8
Westchester-Rockland, NY	92,411,099	15.5	4,968,420	17.0
Bergen-Passaic, NJ	91,458,677	15.4	4,602,401	15.7
Philadelphia, PA-NJ	54,533,634	9.2	3,529,994	12.1
Washington, DC-MD-VA-WV	27,350,857	4.6	1,292,807	4.4
Monmouth-Ocean, NJ	26,642,687	4.5	1,620,863	5.5
Middlesex-Somerset-Hunterdon, NJ	21,062,549	3.5	986,760	3.4
Trenton, NJ	20,775,752	3.5	956,597	3.3
New York (Manhattan)	15,614,553	2.6	524,476	1.8
Stamford-Norwalk, CT	7,759,078	1.3	452,260	1.5
Bridgeport, CT	2,479,387	0.4	145,487	0.5

Total	594,343,948	100.0	29,245,361	100.0

(a)
Annualized base rental revenue is based on actual September 2008 billings times 12.  For leases whose rent commences after October 1, 2008, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)
Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring September 30, 2008 aggregating 94,026 square feet and representing annualized rent of $2,175,120 for which no new leases were signed.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

Industry Diversification

The following table lists the Company’s 30 largest industry classifications based on annualized contractual base rent of the Consolidated Properties:

Industry Classification (a)	Annualized Base Rental Revenue ($) (b) (c) (d)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased (c) (d)	Percentage of Total Company Leased Sq. Ft. (%)
Securities, Commodity Contracts & Other Financial	114,039,723	19.2	4,190,060	15.8
Insurance Carriers & Related Activities	53,389,351	9.0	2,240,721	8.5
Manufacturing	46,764,766	7.9	2,137,692	8.1
Telecommunications	26,950,873	4.5	1,303,041	4.9
Credit Intermediation & Related Activities	26,141,446	4.4	1,007,371	3.8
Health Care & Social Assistance	25,318,278	4.3	1,255,278	4.8
Computer System Design Services	24,527,697	4.1	1,168,948	4.4
Legal Services	23,941,520	4.0	943,373	3.6
Wholesale Trade	22,375,246	3.8	1,433,769	5.4
Other Professional	21,085,733	3.5	903,575	3.4
Scientific Research/Development	20,405,365	3.4	858,295	3.3
Public Administration	16,385,661	2.8	625,452	2.4
Other Services (except Public Administration)	15,984,565	2.7	820,112	3.1
Retail Trade	15,287,302	2.6	896,383	3.4
Advertising/Related Services	15,129,958	2.5	611,777	2.3
Accounting/Tax Prep.	12,541,255	2.1	521,570	2.0
Construction	11,184,774	1.9	508,677	1.9
Information Services	10,557,721	1.8	449,482	1.7
Arts, Entertainment & Recreation	10,163,621	1.7	639,356	2.4
Real Estate & Rental & Leasing	9,108,078	1.5	417,599	1.6
Architectural/Engineering	8,891,187	1.5	388,410	1.5
Admin & Support, Waste Mgt. & Remediation Services	8,136,824	1.4	445,558	1.7
Broadcasting	7,778,394	1.3	477,794	1.8
Utilities	7,482,441	1.3	340,790	1.3
Transportation	6,778,013	1.1	366,298	1.4
Data Processing Services	6,097,582	1.0	245,431	0.9
Educational Services	4,873,453	0.8	248,503	0.9
Management of Companies & Finance	3,772,519	0.6	149,113	0.6
Management/Scientific	3,432,679	0.6	153,972	0.6
Publishing Industries	3,001,346	0.5	151,668	0.6
Other	12,816,577	2.2	506,582	1.9

Total	594,343,948	100.0	26,406,650	100.0

(a)	The Company’s tenants are classified according to the U.S. Government’s North American Industrial Classification System (NAICS) which has replaced the Standard Industrial Code (SIC) system.
(b)
Annualized base rental revenue is based on actual September 2008 billings times 12.  For leases whose rent commences after October 1, 2008, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(d)
Includes leases in effect as of the period end date, some of which have commencement dates in the future and leases expiring September 30, 2008 aggregating 94,026 square feet and representing annualized rent of $2,175,120 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

Consolidated Portfolio Analysis (a)
(as of September 30, 2008)

Breakdown by Number of Properties

PROPERTY TYPE:
STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total
New Jersey	99	38.8%	49	19.2%	--	--	--	--	--	--	148	58.0%
New York	21	8.2%	41	16.1%	6	2.4%	2	0.8%	2	0.8%	72	28.3%
Pennsylvania	18	7.0%	--	--	--	--	--	--	--	--	18	7.0%
Connecticut	2	0.8%	5	2.0%	--	--	--	--	--	--	7	2.8%
Wash., D.C./ Maryland	10	3.9%	--	--	--	--	--	--	--	--	10	3.9%
TOTALS By Type:	150	58.7%	95	37.3%	6	2.4%	2	0.8%	2	0.8%	255	100.0%

(a)	Excludes 39 properties, aggregating approximately 4.5 million square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

Consolidated Portfolio Analysis (a)
(as of September 30, 2008)

         Breakdown by Square Footage

PROPERTY TYPE:
STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand-Alone Retail	% of Total	TOTALS By State	% of Total
New Jersey	17,646,642	60.4%	2,189,531	7.5%	--	--	--	--	19,836,173	67.9%
New York	2,739,384	9.4%	2,348,812	8.0%	387,400	1.3%	17,300	0.1%	5,492,896	18.8%
Pennsylvania	2,025,738	6.9%	--	--	--	--	--	--	2,025,738	6.9%
Connecticut	324,747	1.1%	273,000	0.9%	--	--	--	--	597,747	2.0%
Wash., D.C./ Maryland	1,292,807	4.4%	--	--	--	--	--	--	1,292,807	4.4%
TOTALS By Type:	24,029,318	82.2%	4,811,343	16.4%	387,400	1.3%	17,300	0.1%	29,245,361	100.0%

(a)	Excludes 39 properties, aggregating approximately 4.5 million square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

Consolidated Portfolio Analysis (a)
(Year ended September 30, 2008)

Breakdown by Base Rental Revenue (b)
(Dollars in thousands)

PROPERTY TYPE:
STATE	Office	% of Total	Office/ Flex	% of Total	Indust./ Ware-house	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total

New Jersey	$381,922	64.4%	$19,402	3.3%	--	--	--	--	--	--	$401,324	67.7%
New York	71,756	12.1%	34,154	5.7%	$3,981	0.7%	$493	0.1%	$299	0.1%	110,683	18.7%
Pennsylvania	41,512	7.0%	--	--	--	--	--	--	--	--	41,512	7.0%
Connecticut	6,392	1.1%	4,098	0.7%	--	--	--	--	--	--	10,490	1.8%
Wash., D.C./ Maryland	28,380	4.8%	--	--	--	--	--	--	--	--	28,380	4.8%
TOTALS By Type:	$529,962	89.4%	$57,654	9.7%	$3,981	0.7%	$493	0.1%	$299	0.1%	$592,389	100.0%

(a)	Excludes 39 properties, aggregating approximately 4.5 million square feet, which are not consolidated by the Company.
(b)
Total base rent for the 12 months ended September 30, 2008, determined in accordance with GAAP.  Substantially all of the leases provide for annual base rents plus recoveriesand escalation charges based upon the tenants’ proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

Consolidated Portfolio Analysis (a) (b)
(as of September 30, 2008)

Breakdown by Percentage Leased

PROPERTY TYPE:
STATE	Office	Office/Flex	Industrial/Warehouse	Stand-Alone Retail	WEIGHTED AVG. By State
New Jersey	92.8%	93.5%	--	--	92.9%
New York	94.4%	95.9%	95.1%	100.0%	95.1%
Pennsylvania	85.5%	--	--	--	85.5%
Connecticut	77.9%	100.0%	--	--	88.0%
Washington, D.C./ Maryland	72.7%	--	--	--	72.7%
WEIGHTED AVG. By Type:	91.1%	95.0%	95.1%	100.0%	91.8%

(a)	Excludes 39 properties, aggregating approximately 4.5 million square feet, which are not consolidated by the Company, and parcels of land leased to others.
(b)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future as well as leases expiring September 30, 2008 aggregating 94,026 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

Property Listing Office Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 9/30/08 (%) (a)	2008 Base Rent ($000’s) (b) (c)	Percentage Of Total 2008 Base Rent %	2008 Average Base Rent Per Sq. Ft. ($) (c) (d)

BERGEN COUNTY, NEW JERSEY
Fair Lawn
17-17 Route 208 North	1987	143,000	63.2	2,194	0.37	24.28
Fort Lee
One Bridge Plaza	1981	200,000	75.4	3,572	0.60	23.69
2115 Linwood Avenue	1981	68,000	56.5	790	0.13	20.56
Little Ferry
200 Riser Road	1974	286,628	100.0	2,076	0.35	7.24
Montvale
95 Chestnut Ridge Road	1975	47,700	100.0	799	0.13	16.75
135 Chestnut Ridge Road	1981	66,150	99.7	1,534	0.26	23.26
Paramus
15 East Midland Avenue	1988	259,823	80.5	4,859	0.82	23.23
140 East Ridgewood Avenue	1981	239,680	93.0	4,601	0.78	20.64
461 From Road	1988	253,554	98.6	6,094	1.02	24.38
650 From Road	1978	348,510	87.7	7,455	1.26	24.39
61 South Paramus Avenue	1985	269,191	98.9	7,534	1.27	28.30
Ridgefield Park
105 Challenger Road	1992	150,050	100.0	4,272	0.72	28.47
Rochelle Park
120 Passaic Street	1972	52,000	99.6	1,402	0.24	27.07
365 West Passaic Street	1976	212,578	98.0	4,543	0.77	21.81
395 West Passaic Street	1979	100,589	98.5	2,312	0.39	23.33
Upper Saddle River
1 Lake Street	1973/94	474,801	100.0	7,465	1.26	15.72
10 Mountainview Road	1986	192,000	86.3	3,996	0.67	24.12
Woodcliff Lake
400 Chestnut Ridge Road	1982	89,200	100.0	1,950	0.33	21.86
470 Chestnut Ridge Road	1987	52,500	100.0	1,330	0.22	25.33
530 Chestnut Ridge Road	1986	57,204	100.0	1,246	0.21	21.78
50 Tice Boulevard	1984	235,000	98.9	6,233	1.05	26.82
300 Tice Boulevard	1991	230,000	98.2	5,698	0.96	25.23

BURLINGTON COUNTY, NEW JERSEY
Moorestown
224 Strawbridge Drive	1984	74,000	94.2	1,411	0.24	20.24
228 Strawbridge Drive	1984	74,000	100.0	1,023	0.17	13.82
232 Strawbridge Drive	1986	74,258	98.8	1,461	0.25	19.91

ESSEX COUNTY, NEW JERSEY
Millburn
150 J.F. Kennedy Parkway	1980	247,476	100.0	7,527	1.27	30.42
Roseland
101 Eisenhower Parkway	1980	237,000	88.3	5,522	0.93	26.39
103 Eisenhower Parkway	1985	151,545	75.9	2,777	0.47	24.14
105 Eisenhower Parkway	2001	220,000	91.9	4,807	0.81	23.78

HUDSON COUNTY, NEW JERSEY
Jersey City
Harborside Financial Center Plaza 1	1983	400,000	100.0	11,167	1.89	27.92
Harborside Financial Center Plaza 2	1990	761,200	99.6	19,017	3.20	25.08
Harborside Financial Center Plaza 3	1990	725,600	99.3	18,710	3.16	25.97

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 9/30/08 (%) (a)	2008 Base Rent ($000’s) (b) (c)	Percentage Of Total 2008 Base Rent %	2008 Average Base Rent Per Sq. Ft. ($) (c) (d)

Harborside Financial Center Plaza 4-A	2000	207,670	97.7	6,370	1.08	31.40
Harborside Financial Center Plaza 5	2002	977,225	100.0	35,199	5.93	36.02
101 Hudson Street	1992	1,246,283	100.0	28,556	4.81	22.91

MERCER COUNTY, NEW JERSEY
Hamilton Township
3 AAA Drive	1981	35,270	62.6	510	0.09	23.10
2 South Gold Drive	1974	33,962	64.5	483	0.08	22.05
600 Horizon Drive	2002	95,000	100.0	1,373	0.23	14.45
700 Horizon Drive	2007	120,000	100.0	2,459	0.42	20.49
Princeton
103 Carnegie Center	1984	96,000	70.5	1,742	0.29	25.74
3 Independence Way	1983	111,300	90.2	1,123	0.19	11.19
100 Overlook Center	1988	149,600	100.0	5,318	0.90	35.55
5 Vaughn Drive	1987	98,500	100.0	2,517	0.42	25.55

MIDDLESEX COUNTY, NEW JERSEY
East Brunswick
377 Summerhill Road	1977	40,000	100.0	353	0.06	8.83
Edison
343 Thornall Street (c)	1991	195,709	100.0	4,129	0.70	21.10
Piscataway
30 Knightsbridge Road, Bldg. 3	1977	160,000	100.0	2,465	0.42	15.41
30 Knightsbridge Road, Bldg. 4	1977	115,000	100.0	1,771	0.30	15.40
30 Knightsbridge Road, Bldg. 5	1977	332,607	80.8	3,375	0.57	12.56
30 Knightsbridge Road, Bldg. 6	1977	72,743	63.8	206	0.03	4.44
Plainsboro
500 College Road East	1984	158,235	95.7	4,220	0.71	27.87
Woodbridge
581 Main Street	1991	200,000	100.0	5,219	0.88	26.10

MONMOUTH COUNTY, NEW JERSEY
Freehold
2 Paragon Way	1989	44,524	44.4	370	0.06	18.72
3 Paragon Way	1991	66,898	100.0	1,188	0.20	17.76
4 Paragon Way	2002	63,989	100.0	1,200	0.20	18.75
100 Willowbrook Road	1988	60,557	74.8	904	0.15	19.96
Holmdel
23 Main Street	1977	350,000	100.0	4,012	0.68	11.46
Middletown
One River Centre Bldg. 1	1983	122,594	100.0	3,091	0.52	25.21
One River Centre Bldg. 2	1983	120,360	100.0	2,827	0.48	23.49
One River Centre Bldg. 3 and 4	1984	214,518	93.6	4,629	0.78	23.05
Neptune
3600 Route 66	1989	180,000	100.0	2,400	0.41	13.33
Wall Township
1305 Campus Parkway	1988	23,350	83.7	387	0.07	19.80
1350 Campus Parkway	1990	79,747	91.9	1,522	0.26	20.77

MORRIS COUNTY, NEW JERSEY
Florham Park
325 Columbia Turnpike	1987	168,144	89.7	3,660	0.62	24.27

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 9/30/08 (%) (a)	2008 Base Rent ($000’s) (b) (c)	Percentage Of Total 2008 Base Rent %	2008 Average Base Rent Per Sq. Ft. ($) (c) (d)

Morris Plains
250 Johnson Road	1977	75,000	100.0	1,579	0.27	21.05
201 Littleton Road	1979	88,369	88.6	1,772	0.30	22.63
Morris Township
412 Mt. Kemble Avenue	1986	475,100	47.1	3,312	0.56	14.80
Parsippany
4 Campus Drive	1983	147,475	90.4	3,261	0.55	24.46
6 Campus Drive	1983	148,291	87.7	2,486	0.42	19.12
7 Campus Drive	1982	154,395	84.4	2,009	0.34	15.42
8 Campus Drive	1987	215,265	100.0	6,229	1.05	28.94
9 Campus Drive	1983	156,495	93.6	3,374	0.57	23.03
4 Century Drive	1981	100,036	77.4	1,657	0.28	21.40
5 Century Drive	1981	79,739	83.4	1,334	0.23	20.06
6 Century Drive	1981	100,036	77.3	1,351	0.23	17.47
2 Dryden Way	1990	6,216	100.0	99	0.02	15.93
4 Gatehall Drive	1988	248,480	95.7	5,906	1.00	24.84
2 Hilton Court	1991	181,592	100.0	4,864	0.82	26.79
1633 Littleton Road	1978	57,722	100.0	1,131	0.19	19.59
600 Parsippany Road	1978	96,000	92.4	1,594	0.27	17.97
1 Sylvan Way	1989	150,557	100.0	3,530	0.60	23.45
5 Sylvan Way	1989	151,383	100.0	4,166	0.70	27.52
7 Sylvan Way	1987	145,983	100.0	3,219	0.54	22.05
35 Waterview Boulevard	1990	172,498	82.5	4,148	0.70	29.15
5 Wood Hollow Road	1979	317,040	73.1	5,793	0.98	25.00

PASSAIC COUNTY, NEW JERSEY
Clifton
777 Passaic Avenue	1983	75,000	87.4	1,581	0.27	24.12
Totowa
999 Riverview Drive	1988	56,066	85.1	1,062	0.18	22.26

SOMERSET COUNTY, NEW JERSEY
Basking Ridge
222 Mt. Airy Road	1986	49,000	87.9	687	0.12	15.95
233 Mt. Airy Road	1987	66,000	100.0	1,315	0.22	19.92
Bernards
106 Allen Road	2000	132,010	98.9	3,200	0.54	24.51
Bridgewater
721 Route 202/206	1989	192,741	81.2	3,678	0.62	23.50

UNION COUNTY, NEW JERSEY
Clark
100 Walnut Avenue	1985	182,555	98.8	4,495	0.76	24.92
Cranford
6 Commerce Drive	1973	56,000	82.4	1,008	0.17	21.84
11 Commerce Drive	1981	90,000	93.8	1,664	0.28	19.71
12 Commerce Drive	1967	72,260	95.1	967	0.16	14.07
14 Commerce Drive	1971	67,189	75.9	936	0.16	18.35
20 Commerce Drive	1990	176,600	100.0	4,486	0.76	25.40
25 Commerce Drive	1971	67,749	88.7	1,307	0.22	21.75
65 Jackson Drive	1984	82,778	97.5	1,890	0.32	23.42

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 9/30/08 (%) (a)	2008 Base Rent ($000’s) (b) (c)	Percentage Of Total 2008 Base Rent %	2008 Average Base Rent Per Sq. Ft. ($) (c) (d)
New Providence
890 Mountain Avenue	1977	80,000	95.1	1,877	0.32	24.67

Total New Jersey Office		17,646,642	92.8	381,922	64.46	23.31

NEW YORK COUNTY, NEW YORK
New York
125 Broad Street	1970	524,476	100.0	20,611	3.47	39.30

ROCKLAND COUNTY, NEW YORK
Suffern
400 Rella Boulevard	1988	180,000	91.9	3,687	0.62	22.29

WESTCHESTER COUNTY, NEW YORK
Elmsford
100 Clearbrook Road (c)	1975	60,000	91.9	1,106	0.19	20.06
101 Executive Boulevard	1971	50,000	43.0	584	0.10	27.16
555 Taxter Road	1986	170,554	97.7	3,961	0.67	23.77
565 Taxter Road	1988	170,554	92.7	4,088	0.69	25.86
570 Taxter Road	1972	75,000	75.9	1,415	0.24	24.86
Hawthorne
1 Skyline Drive	1980	20,400	99.0	316	0.05	15.65
2 Skyline Drive	1987	30,000	58.6	427	0.07	24.29
7 Skyline Drive	1987	109,000	100.0	2,633	0.44	24.16
17 Skyline Drive	1989	85,000	100.0	1,554	0.26	18.28
19 Skyline Drive	1982	248,400	100.0	4,145	0.70	16.69
Tarrytown
200 White Plains Road	1982	89,000	97.5	2,065	0.35	23.80
220 White Plains Road	1984	89,000	93.5	2,064	0.35	24.80
White Plains
1 Barker Avenue	1975	68,000	99.0	1,770	0.30	26.29
3 Barker Avenue	1983	65,300	100.0	1,748	0.30	26.77
50 Main Street	1985	309,000	99.3	9,790	1.65	31.91
11 Martine Avenue	1987	180,000	74.4	4,331	0.73	32.34
1 Water Street	1979	45,700	100.0	1,178	0.20	25.78
Yonkers
1 Executive Boulevard	1982	112,000	100.0	2,803	0.47	25.03
3 Executive Boulevard	1987	58,000	96.0	1,480	0.25	26.58

Total New York Office		2,739,384	94.4	71,756	12.10	27.76

CHESTER COUNTY, PENNSYLVANIA
Berwyn
1000 Westlakes Drive	1989	60,696	95.7	1,591	0.27	27.39
1055 Westlakes Drive	1990	118,487	94.7	3,041	0.51	27.10
1205 Westlakes Drive	1988	130,265	86.9	2,977	0.50	26.30
1235 Westlakes Drive	1986	134,902	100.0	2,930	0.49	21.72

DELAWARE COUNTY, PENNSYLVANIA
Lester
100 Stevens Drive	1986	95,000	100.0	2,551	0.43	26.85
200 Stevens Drive	1987	208,000	100.0	5,604	0.95	26.94
300 Stevens Drive	1992	68,000	94.8	1,399	0.24	21.70

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 9/30/08 (%) (a)	2008 Base Rent ($000’s) (b) (c)	Percentage Of Total 2008 Base Rent %	2008 Average Base Rent Per Sq. Ft. ($) (c) (d)
Media
1400 Providence Road – Center I	1986	100,000	94.2	2,100	0.35	22.29
1400 Providence Road – Center II	1990	160,000	93.5	2,774	0.47	18.54
MONTGOMERY COUNTY, PENNSYLVANIA
Bala Cynwyd
150 Monument Road	1981	125,783	97.4	3,066	0.52	25.03
Blue Bell
4 Sentry Parkway	1982	63,930	57.0	997	0.17	27.36
5 Sentry Parkway East	1984	91,600	50.3	631	0.11	13.70
5 Sentry Parkway West	1984	38,400	31.5	253	0.04	20.92
16 Sentry Parkway	1988	93,093	96.4	2,405	0.41	26.80
18 Sentry Parkway	1988	95,010	84.4	2,035	0.34	25.38
King of Prussia
2200 Renaissance Boulevard	1985	174,124	65.0	2,615	0.44	23.10
Lower Providence
1000 Madison Avenue	1990	100,700	73.3	1,378	0.23	18.67
Plymouth Meeting
1150 Plymouth Meeting Mall	1970	167,748	76.4	3,165	0.53	24.70

Total Pennsylvania Office		2,025,738	85.5	41,512	7.00	23.97

FAIRFIELD COUNTY, CONNECTICUT
Norwalk
40 Richards Avenue	1985	145,487	76.2	2,542	0.43	22.93
Stamford
1266 East Main Street	1984	179,260	79.2	3,850	0.65	27.12

Total Connecticut Office		324,747	77.9	6,392	1.08	25.28

WASHINGTON, D.C.
1201 Connecticut Avenue, NW	1940	169,549	100.0	6,806	1.14	40.14
1400 L Street, NW	1987	159,000	100.0	5,856	0.99	36.83

Total District of Columbia Office		328,549	100.0	12,662	2.13	38.54

PRINCE GEORGE’S COUNTY, MARYLAND
Greenbelt
9200 Edmonston Road	1973	38,690	100.0	910	0.15	23.52
6301 Ivy Lane	1979	112,003	77.7	2,045	0.35	23.50
6303 Ivy Lane	1980	112,047	61.5	1,684	0.28	24.44
6305 Ivy Lane	1982	112,022	73.4	1,690	0.29	20.55
6404 Ivy Lane	1987	165,234	68.8	2,553	0.43	22.46
6406 Ivy Lane	1991	163,857	0.0	1,395	0.24	0.00
6411 Ivy Lane	1984	138,405	85.9	2,736	0.46	23.01
Lanham
4200 Parliament Place	1989	122,000	83.8	2,705	0.46	26.46

Total Maryland Office		964,258	63.4	15,718	2.66	25.70

TOTAL OFFICE PROPERTIES		24,029,318	91.1	529,962	89.43	24.21

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

Property Listing Office/Flex Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 9/30/08 (%) (a)	2008 Base Rent ($000’s) (b) (c)	Percentage Of Total 2008 Base Rent %	2008 Average Base Rent Per Sq. Ft. ($) (c) (d)
BURLINGTON COUNTY, NEW JERSEY
Burlington
3 Terri Lane	1991	64,500	100.0	556	0.09	8.62
5 Terri Lane	1992	74,555	95.8	688	0.12	9.63
Moorestown
2 Commerce Drive	1986	49,000	74.1	82	0.01	2.26
101 Commerce Drive	1988	64,700	100.0	275	0.05	4.25
102 Commerce Drive	1987	38,400	87.5	227	0.04	6.76
201 Commerce Drive	1986	38,400	100.0	199	0.03	5.18
202 Commerce Drive	1988	51,200	100.0	263	0.04	5.14
1 Executive Drive	1989	20,570	81.1	157	0.03	9.41
2 Executive Drive	1988	60,800	100.0	464	0.08	7.63
101 Executive Drive	1990	29,355	99.7	283	0.05	9.67
102 Executive Drive	1990	64,000	100.0	474	0.08	7.41
225 Executive Drive	1990	50,600	67.6	239	0.04	6.99
97 Foster Road	1982	43,200	75.5	140	0.02	4.29
1507 Lancer Drive	1995	32,700	100.0	134	0.02	4.10
1245 North Church Street	1998	52,810	71.6	275	0.05	7.27
1247 North Church Street	1998	52,790	58.1	220	0.04	7.17
1256 North Church Street	1984	63,495	100.0	453	0.08	7.13
840 North Lenola Road	1995	38,300	100.0	360	0.06	9.40
844 North Lenola Road	1995	28,670	100.0	184	0.03	6.42
915 North Lenola Road	1998	52,488	100.0	274	0.05	5.22
2 Twosome Drive	2000	48,600	100.0	450	0.08	9.26
30 Twosome Drive	1997	39,675	89.9	285	0.05	7.99
31 Twosome Drive	1998	84,200	100.0	468	0.08	5.56
40 Twosome Drive	1996	40,265	100.0	281	0.05	6.98
41 Twosome Drive	1998	43,050	88.9	280	0.05	7.32
50 Twosome Drive	1997	34,075	100.0	257	0.04	7.54

GLOUCESTER COUNTY, NEW JERSEY
West Deptford
1451 Metropolitan Drive	1996	21,600	100.0	148	0.02	6.85

MERCER COUNTY, NEW JERSEY
Hamilton Township
100 Horizon Center Boulevard	1989	13,275	100.0	193	0.03	14.54
200 Horizon Drive	1991	45,770	100.0	608	0.10	13.28
300 Horizon Drive	1989	69,780	100.0	1,134	0.19	16.25
500 Horizon Drive	1990	41,205	94.3	621	0.10	15.98

MONMOUTH COUNTY, NEW JERSEY
Wall Township
1325 Campus Parkway	1988	35,000	100.0	655	0.11	18.71
1340 Campus Parkway	1992	72,502	100.0	943	0.16	13.01
1345 Campus Parkway	1995	76,300	95.9	935	0.16	12.78
1433 Highway 34	1985	69,020	78.4	543	0.09	10.03
1320 Wyckoff Avenue	1986	20,336	100.0	178	0.03	8.75
1324 Wyckoff Avenue	1987	21,168	100.0	232	0.04	10.96

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 9/30/08 (%) (a)	2008 Base Rent ($000’s) (b) (c)	Percentage Of Total 2008 Base Rent %	2008 Average Base Rent Per Sq. Ft. ($) (c) (d)
PASSAIC COUNTY, NEW JERSEY
Totowa
1 Center Court	1999	38,961	100.0	536	0.09	13.76
2 Center Court	1998	30,600	99.3	396	0.07	13.03
11 Commerce Way	1989	47,025	100.0	577	0.10	12.27
20 Commerce Way	1992	42,540	100.0	444	0.07	10.44
29 Commerce Way	1990	48,930	100.0	711	0.12	14.53
40 Commerce Way	1987	50,576	72.1	485	0.08	13.30
45 Commerce Way	1992	51,207	96.4	545	0.09	11.04
60 Commerce Way	1988	50,333	100.0	475	0.08	9.44
80 Commerce Way	1996	22,500	100.0	275	0.05	12.22
100 Commerce Way	1996	24,600	66.9	300	0.05	18.23
120 Commerce Way	1994	9,024	100.0	126	0.02	13.96
140 Commerce Way	1994	26,881	99.5	374	0.06	13.98

Total New Jersey Office/Flex		2,189,531	93.5	19,402	3.27	9.48

WESTCHESTER COUNTY, NEW YORK
Elmsford
11 Clearbrook Road	1974	31,800	100.0	462	0.08	14.53
75 Clearbrook Road	1990	32,720	100.0	702	0.12	21.45
125 Clearbrook Road	2002	33,000	100.0	712	0.12	21.58
150 Clearbrook Road	1975	74,900	100.0	1,103	0.19	14.73
175 Clearbrook Road	1973	98,900	100.0	1,594	0.27	16.12
200 Clearbrook Road	1974	94,000	99.8	1,248	0.21	13.30
250 Clearbrook Road	1973	155,000	97.3	1,478	0.25	9.80
50 Executive Boulevard	1969	45,200	96.5	491	0.08	11.26
77 Executive Boulevard	1977	13,000	100.0	201	0.03	15.46
85 Executive Boulevard	1968	31,000	99.4	552	0.09	17.91
300 Executive Boulevard	1970	60,000	100.0	579	0.10	9.65
350 Executive Boulevard	1970	15,400	98.8	285	0.05	18.73
399 Executive Boulevard	1962	80,000	100.0	310	0.05	3.88
400 Executive Boulevard	1970	42,200	100.0	735	0.12	17.42
500 Executive Boulevard	1970	41,600	94.3	576	0.10	14.68
525 Executive Boulevard	1972	61,700	78.9	812	0.14	16.68
1 Westchester Plaza	1967	25,000	100.0	336	0.06	13.44
2 Westchester Plaza	1968	25,000	100.0	521	0.09	20.84
3 Westchester Plaza	1969	93,500	50.4	589	0.10	12.50
4 Westchester Plaza	1969	44,700	92.6	635	0.11	15.34
5 Westchester Plaza	1969	20,000	100.0	297	0.05	14.85
6 Westchester Plaza	1968	20,000	78.3	301	0.05	19.22
7 Westchester Plaza	1972	46,200	100.0	743	0.13	16.08
8 Westchester Plaza	1971	67,200	100.0	962	0.16	14.32
Hawthorne
200 Saw Mill River Road	1965	51,100	92.0	660	0.11	14.04
4 Skyline Drive	1987	80,600	92.2	1,335	0.23	17.96
5 Skyline Drive	1980	124,022	99.3	1,814	0.30	14.73
6 Skyline Drive	1980	44,155	100.0	471	0.08	10.67
8 Skyline Drive	1985	50,000	98.7	832	0.14	16.86
10 Skyline Drive	1985	20,000	84.4	330	0.06	19.55

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 9/30/08 (%) (a)	2008 Base Rent ($000’s) (b) (c)	Percentage Of Total 2008 Base Rent %	2008 Average Base Rent Per Sq. Ft. ($) (c) (d)
11 Skyline Drive	1989	45,000	100.0	804	0.14	17.87
12 Skyline Drive	1999	46,850	100.0	772	0.13	16.48
15 Skyline Drive	1989	55,000	100.0	1,040	0.18	18.91
Yonkers
100 Corporate Boulevard	1987	78,000	98.3	1,485	0.25	19.37
200 Corporate Boulevard South	1990	84,000	99.8	1,363	0.23	16.26
4 Executive Plaza	1986	80,000	100.0	1,382	0.23	17.28
6 Executive Plaza	1987	80,000	100.0	1,363	0.23	17.04
1 Odell Plaza	1980	106,000	99.9	1,490	0.25	14.07
3 Odell Plaza	1984	71,065	100.0	1,597	0.27	22.47
5 Odell Plaza	1983	38,400	89.2	391	0.07	11.42
7 Odell Plaza	1984	42,600	99.6	801	0.14	18.88

Total New York Office/Flex		2,348,812	95.9	34,154	5.79	15.17

FAIRFIELD COUNTY, CONNECTICUT
Stamford
419 West Avenue	1986	88,000	100.0	1,360	0.23	15.45
500 West Avenue	1988	25,000	100.0	393	0.07	15.72
550 West Avenue	1990	54,000	100.0	855	0.14	15.83
600 West Avenue	1999	66,000	100.0	804	0.14	12.18
650 West Avenue	1998	40,000	100.0	686	0.12	17.15

Total Connecticut Office/Flex		273,000	100.0	4,098	0.70	15.01

TOTAL OFFICE/FLEX PROPERTIES		4,811,343	95.0	57,654	9.76	12.61

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

Property Listing Industrial/Warehouse, Retail and Land Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 9/30/08 (%) (a)	2008 Base Rent ($000’s) (b) (c)	Percentage Of Total 2008 Base Rent %	2008 Average Base Rent Per Sq. Ft. ($) (c) (d)

WESTCHESTER COUNTY, NEW YORK
Elmsford
1 Warehouse Lane	1957	6,600	100.0	86	0.01	13.03
2 Warehouse Lane	1957	10,900	100.0	164	0.03	15.05
3 Warehouse Lane	1957	77,200	100.0	328	0.06	4.25
4 Warehouse Lane	1957	195,500	97.4	1,960	0.33	10.29
5 Warehouse Lane	1957	75,100	81.4	931	0.16	15.23
6 Warehouse Lane	1982	22,100	100.0	512	0.09	23.17

Total Industrial/Warehouse Properties		387,400	95.1	3,981	0.68	10.81

WESTCHESTER COUNTY, NEW YORK
Tarrytown
230 White Plains Road	1984	9,300	100.0	195	0.03	20.97
Yonkers
2 Executive Boulevard	1986	8,000	100.0	298	0.05	37.25

Total Retail Properties		17,300	100.0	493	0.08	28.50

WESTCHESTER COUNTY, NEW YORK
Elmsford
700 Executive Boulevard	--	--	--	114	0.02	--
Yonkers
1 Enterprise Boulevard	--	--	--	185	0.03	--

Total Land Leases		--	--	299	0.05	--

TOTAL PROPERTIES		29,245,361	91.8	592,389	100.00	22.07

(a)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future and leases expiring September 30, 2008 aggregating 94,026 square feet (representing 0.3 percent of the Company’s total net rentable square footage) for which no new leases were signed.

(b)
Total base rent for the 12 months ended September 30, 2008, determined in accordance with generally accepted accounting principles (“GAAP”).  Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant’s proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage.

(c)	Excludes space leased by the Company.
(d)	Base rent for the 12 months ended September 30, 2008, divided by net rentable square feet leased at September 30, 2008.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

Significant Tenants

The following table sets forth a schedule of the Company’s 50 largest tenants for the Consolidated Properties as of September 30, 2008, based upon annualized base rents:

	Number of Properties	Annualized Base Rental Revenue ($) (a)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased	Percentage Total Company Leased Sq. Ft. (%)	Year of Lease Expiration
Citigroup Global Markets, Inc.	6	14,170,242	2.4	462,077	1.7	2018	(b)
National Union Fire Insurance	4	13,707,690	2.3	532,278	2.0	2019	(c)
DB Services New Jersey, Inc.	2	10,905,426	1.8	402,068	1.5	2017
New Cingular Wireless PCS, LLC	4	9,144,930	1.5	410,313	1.6	2014	(d)
United States Of America-GSA	11	8,926,642	1.5	283,685	1.1	2017	(e)
Keystone Mercy Health Plan	2	8,003,134	1.3	303,149	1.1	2020
Prentice-Hall, Inc.	1	7,694,097	1.3	474,801	1.8	2014
Forest Laboratories, Inc.	2	7,463,777	1.3	202,857	0.8	2017	(f)
Daiichi Sankyo, Inc.	3	6,924,753	1.2	226,807	0.9	2022	(g)
ICAP Securities USA, LLC	1	6,236,408	1.0	159,834	0.6	2017
Toys 'R' Us – NJ, Inc.	1	6,152,682	1.0	242,518	0.9	2012
Lehman Brothers Holdings, Inc.	1	5,835,986	1.0	270,063	1.0	2018	(h)
TD Ameritrade Online Holdings	1	5,766,149	1.0	184,222	0.7	2015
Allstate Insurance Company	10	5,681,624	1.0	237,559	0.9	2017	(i)
Morgan Stanley & Co., Inc.	4	5,637,926	0.9	370,113	1.4	2016	(j)
Credit Suisse (USA), Inc.	1	5,212,307	0.9	153,464	0.6	2012	(k)
KPMG, LLP	3	5,205,490	0.9	187,994	0.7	2014	(l)
Merrill Lynch Pierce Fenner	2	5,108,037	0.9	298,640	1.1	2017	(m)
National Financial Services	1	4,798,621	0.8	112,964	0.4	2012
IBM Corporation	3	4,788,402	0.8	310,263	1.2	2012	(n)
Samsung Electronics America	1	4,184,278	0.7	150,050	0.6	2010
Montefiore Medical Center	5	4,066,055	0.7	199,914	0.8	2019	(o)
Vonage America, Inc.	1	3,934,000	0.7	350,000	1.3	2017
Bank Of Tokyo-Mitsubishi, Ltd.	1	3,872,785	0.7	137,076	0.5	2019
AT&T Corp.	1	3,805,000	0.6	275,000	1.0	2014
Wyndham Worldwide Corporation	1	3,773,775	0.6	150,951	0.6	2009
Arch Insurance Company	1	3,685,118	0.6	106,815	0.4	2024
SSB Realty, LLC	1	3,492,830	0.6	114,519	0.4	2009
American Institute of Certified Public Accountants	1	3,455,040	0.6	142,953	0.5	2012
Wyndham Worldwide Operations	1	3,211,626	0.5	145,983	0.6	2011
E*Trade Financial Corporation	1	3,124,160	0.5	106,573	0.4	2022
Dow Jones & Company, Inc.	1	3,057,773	0.5	92,312	0.3	2012
SunAmerica Asset Management	1	2,958,893	0.5	69,621	0.3	2018
Shaw Facilities, Inc.	3	2,916,631	0.5	144,805	0.5	2015	(p)
Oppenheimer & Co., Inc.	1	2,808,712	0.5	104,008	0.4	2013
Tullett Prebon Holdings Corp.	1	2,787,758	0.5	113,041	0.4	2023	(q)
High Point Safety & Insurance	2	2,735,934	0.5	116,889	0.4	2020
Moody’s Investors Service	1	2,671,149	0.4	91,344	0.3	2011	(r)
AAA Mid-Atlantic, Inc.	2	2,523,550	0.4	129,784	0.5	2022	(s)
United States Life Insurance Co.	1	2,520,000	0.4	180,000	0.7	2013
Bunge Management Services, Inc.	2	2,499,661	0.4	70,283	0.3	2013	(t)
Regus Business Centre Corp.	2	2,488,274	0.4	79,805	0.3	2011
J.P. Morgan Chase Bank, N.A.	4	2,478,137	0.4	94,010	0.4	2014	(u)
New Jersey Turnpike Authority	1	2,455,463	0.4	100,223	0.4	2017
Tradeweb Markets, LLC	1	2,453,235	0.4	64,976	0.2	2017
Natixis North America, Inc.	1	2,408,679	0.4	83,629	0.3	2021
Movado Group, Inc	1	2,283,547	0.4	90,050	0.3	2013
Nextel of New York, Inc.	2	2,225,875	0.4	97,435	0.4	2014	(v)
UBS Financial Services, Inc.	3	2,207,612	0.4	82,092	0.3	2016	(w)
Barr Laboratories, Inc.	1	2,119,597	0.4	89,510	0.3	2015

Total		236,569,470	39.8	9,599,320	36.1

See footnotes on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

Significant Tenants

(Continued)

(a)
Annualized base rental revenue is based on actual September, 2008 billings times 12.  For leases whose rent commences after October 1, 2008, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)	38,196 square feet expire in 2009; 330,900 square feet expire in 2010; 26,834 square feet expire in 2014; 26,262 square feet expire in 2016; 39,885 square feet expire in 2018.
(c)	394,849 square feet expire in 2012; 20,311 square feet expire in 2013; 117,118 square feet expire 2019.
(d)	4,783 square feet expire in 2008; 333,145 square feet expire in 2013; 72,385 square feet expire in 2014.
(e)
7,008 square feet expire in 2009; 4,950 square feet expire in 2010; 9,901 square feet expire in 2011; 11,216 square feet expire in 2012; 58,392 square feet expire in 2013; 4,879 square feet expire in 2014; 180,729 square feet expire in 2015; 6,610 square feet expire in 2017.

(f)	22,785 square feet expire in 2009; 180,072 square feet expire in 2017.
(g)	46,000 square feet expire in 2008; 8,907 square feet expire in 2013; 171,900 square feet expire in 2022.
(h)	198,559 square feet expire in 2010; 71,504 square feet expire in 2018.
(i)	24,323 square feet expire in 2009; 46,555 square feet expire in 2010; 83,693 square feet expire in 2011; 29,005 square feet expire in 2013; 53,983 square feet expire in 2017.
(j)	7,000 square feet expire in 2009; 306,170 square feet expire in 2013; 29,654 square feet expire in 2015; 27,289 square feet expire in 2016.
(k)	71,511 square feet expire in 2011; 81,953 square feet expire in 2012.
(l)	46,440 square feet expire in 2009; 57,204 square feet expire in 2010; 77,381 square feet expire in 2012; 6,969 square feet expire in 2014.
(m)	4,451 square feet expire in 2009; 294,189 square feet expire in 2017.
(n)	61,864 square feet expire in 2010; 248,399 square feet expire in 2012.
(o)
6,800 square feet expire in 2009; 5,850 square feet expire in 2014; 7,200 square feet expire in 2016; 30,872 square feet expire in 2017; 36,385 square feet expire in 2018; 112,807 square feet expire in 2019.

(p)	6,710 square feet expire in 2008; 39,060 square feet expire in 2013; 99,035 square feet expire in 2015.
(q)	12,282 square feet expire in 2011; 100,759 square feet expire in 2023.
(r)	43,344 square feet expire in 2009; 36,193 square feet expire in 2010; 11,807 square feet expire in 2011.
(s)	9,784 square feet expire in 2017; 120,000 square feet expire in 2022.
(t)	19,500 square feet expire in 2009; 50,783 square feet expire in 2013.
(u)	73,480 square feet expire in 2009; 4,650 square feet expire in 2010; 15,880 square feet expire in 2014.
(v)	62,435 square feet expire in 2010; 35,000 square feet expire in 2014.
(w)	21,554 square feet expire in 2010; 23,373 square feet expire in 2013; 37,165 square feet expire in 2016.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

Schedule of Lease Expirations

All Consolidated Properties

The following table sets forth a schedule of lease expirations for the total of the Company’s office, office/flex, industrial/warehouse and stand-alone retail properties included in the Consolidated Properties beginning October 1, 2008, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2008 through 2010 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2008 (c)
Northern NJ	12	106,147	0.4	2,670,804	25.16	0.5
Central NJ	10	67,871	0.2	1,420,065	20.92	0.2
Westchester Co., NY	11	41,641	0.2	935,614	22.47	0.2
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	10	70,210	0.3	965,675	13.75	0.2
Fairfield Co., CT	1	1,572	(d)	40,479	25.75	(d)
Washington, DC/MD	5	26,518	0.1	740,913	27.94	0.1
Rockland Co., NY	2	4,910	(d)	139,935	28.50	(d)
TOTAL – 2008	51	318,869	1.2	6,913,485	21.68	1.2

2009
Northern NJ	103	885,514	3.3	21,767,067	24.58	3.7
Central NJ	38	349,922	1.3	8,366,554	23.91	1.4
Westchester Co., NY	93	427,502	1.6	8,408,952	19.67	1.4
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	38	154,379	0.6	2,361,194	15.29	0.4
Fairfield Co., CT	14	51,768	0.2	1,126,111	21.75	0.2
Washington, DC/MD	15	51,686	0.2	1,426,359	27.60	0.2
Rockland Co., NY	9	25,722	0.1	638,939	24.84	0.1
TOTAL – 2009	310	1,946,493	7.3	44,095,176	22.65	7.4

2010
Northern NJ	111	1,076,476	4.1	24,878,807	23.11	4.2
Central NJ	75	545,592	2.1	12,839,459	23.53	2.1
Westchester Co., NY	102	502,040	1.9	10,741,286	21.40	1.8
Manhattan	2	330,900	1.2	10,711,233	32.37	1.8
Sub. Philadelphia	50	292,475	1.1	4,456,578	15.24	0.7
Fairfield Co., CT	8	31,577	0.1	887,134	28.09	0.2
Washington, DC/MD	30	166,008	0.6	4,682,786	28.21	0.8
Rockland Co., NY	4	8,239	(d)	212,235	25.76	(d)
TOTAL – 2010	382	2,953,307	11.1	69,409,518	23.50	11.6

Schedule continued, with footnotes, on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

Schedule of Lease Expirations

All Consolidated Properties (continued)

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2011	381	3,398,019	12.8	77,967,921	22.95	13.1

2012	266	2,759,308	10.5	64,394,749	23.34	10.8

2013	297	3,528,885	13.4	73,945,315	20.95	12.4

2014	172	2,071,740	7.9	44,450,377	21.46	7.5

2015	112	2,443,986	9.3	52,705,709	21.57	8.9

2016	82	1,026,811	3.9	21,266,457	20.71	3.6

2017	78	2,322,911	8.8	55,612,695	23.94	9.4

2018	59	1,058,263	4.0	25,543,167	24.14	4.3

2019 and thereafter	73	2,578,058	9.8	58,039,379	22.51	9.8
Totals/Weighted
Average	2,263	26,406,650 (c)	100.0	594,343,948	22.51	100.0

(a)
Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(b)
Annualized base rental revenue is based on actual September 2008 billings times 12.  For leases whose rent commences after October 1, 2008, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring September 30, 2008 aggregating 94,026 square feet and representing annualized rent of $2,175,120 for which no new leases were signed.
(d)	Represents less than .05%
(e)	Reconciliation to Company’s total net rentable square footage is as follows:

Square Feet
Square footage leased to commercial tenants	26,406,650
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary
service tenants and occupancy adjustments	445,168
Square footage unleased	2,393,543
Total net rentable square footage (does not include land leases)	29,245,361

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

Schedule of Lease Expirations

Office Properties

The following table sets forth a schedule of lease expirations for the office properties beginning October 1, 2008, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2008 through 2010 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2008 (c)
Northern NJ	12	106,147	0.5	2,670,804	25.16	0.5
Central NJ	8	42,859	0.2	1,093,567	25.52	0.2
Westchester Co., NY	5	34,091	0.2	820,320	24.06	0.2
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	6	24,595	0.1	552,954	22.48	0.1
Fairfield Co., CT	1	1,572	(d)	40,479	25.75	(d)
Washington, DC/MD	5	26,518	0.1	740,913	27.94	0.1
Rockland Co., NY	2	4,910	(d)	139,935	28.50	(d)
TOTAL – 2008	39	240,692	1.1	6,058,972	25.17	1.1

2009
Northern NJ	92	796,962	3.8	20,564,433	25.80	4.0
Central NJ	32	309,156	1.4	7,848,799	25.39	1.5
Westchester Co., NY	56	167,521	0.8	4,465,600	26.66	0.8
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	28	73,796	0.3	1,732,187	23.47	0.3
Fairfield Co., CT	10	24,193	0.1	649,136	26.83	0.1
Washington, DC/MD	15	51,686	0.2	1,426,359	27.60	0.3
Rockland Co., NY	9	25,722	0.1	638,939	24.84	0.1
TOTAL – 2009	242	1,449,036	6.7	37,325,453	25.76	7.1

2010
Northern NJ	98	952,917	4.4	23,295,968	24.45	4.4
Central NJ	63	424,512	2.0	10,892,017	25.66	2.1
Westchester Co., NY	57	195,425	0.9	5,360,445	27.43	1.0
Manhattan	2	330,900	1.5	10,711,233	32.37	2.0
Sub. Philadelphia	30	142,095	0.7	3,355,431	23.61	0.6
Fairfield Co., CT	8	31,577	0.2	887,134	28.09	0.2
Washington, DC/MD	30	166,008	0.8	4,682,786	28.21	0.9
Rockland Co., NY	4	8,239	(d)	212,235	25.76	(d)
TOTAL – 2010	292	2,251,673	10.5	59,397,249	26.38	11.2

2011	315	2,866,245	13.3	71,594,105	24.98	13.5

2012	196	2,138,420	9.9	56,390,652	26.37	10.7

2013	226	2,725,391	12.7	63,230,800	23.20	12.0

2014	133	1,691,206	7.9	39,637,861	23.44	7.5

2015	97	2,224,268	10.4	50,435,505	22.68	9.5

2016	68	710,162	3.3	17,075,645	24.04	3.2

2017	64	2,158,505	10.1	52,909,539	24.51	10.0

2018	37	761,554	3.6	21,486,558	28.21	4.1

2019 and thereafter	60	2,246,543	10.5	53,504,868	23.82	10.1
Totals/Weighted Average	1,769	21,463,695 (c)	100.0	529,047,207	24.65	100.0

(a)	Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual September 2008 billings times 12.  For leases whose rent commences after October 1, 2008, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring September 30, 2008 aggregating 84,176 square feet and representing annualized rent of $2,067,801 for which no new leases were signed.
(d)	Represents 0.05% or less.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

Schedule of Lease Expirations

Office/Flex Properties

The following table sets forth a schedule of lease expirations for the office/flex properties beginning October 1, 2008, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2008 through 2010 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2008 (c)
Northern NJ	-	-	-	-	-	-
Central NJ	2	25,012	0.5	326,498	13.05	0.5
Westchester Co., NY	5	6,200	0.1	103,292	16.66	0.2
Sub. Philadelphia	4	45,615	1.0	412,721	9.05	0.7
Fairfield Co., CT	-	-	-	-	-	-
TOTAL – 2008	11	76,827	1.6	842,511	10.97	1.4

2009
Northern NJ	11	88,552	2.0	1,202,634	13.58	2.0
Central NJ	6	40,766	0.9	517,755	12.70	0.8
Westchester Co., NY	36	250,681	5.5	3,748,352	14.95	6.2
Sub. Philadelphia	10	80,583	1.7	629,007	7.81	1.0
Fairfield Co., CT	4	27,575	0.6	476,975	17.30	0.8
TOTAL – 2009	67	488,157	10.7	6,574,723	13.47	10.8

2010
Northern NJ	13	123,559	2.7	1,582,839	12.81	2.6
Central NJ	12	121,080	2.7	1,947,442	16.08	3.2
Westchester Co., NY	43	273,665	6.0	4,969,741	18.16	8.2
Sub. Philadelphia	20	150,380	3.3	1,101,147	7.32	1.8
Fairfield Co., CT	-	-	-	-	-	-
TOTAL – 2010	88	668,684	14.7	9,601,169	14.36	15.8

2011	65	524,174	11.5	6,278,816	11.98	10.3

2012	69	614,250	13.5	7,939,709	12.93	13.0

2013	60	649,189	14.3	9,341,931	14.39	15.3

2014	36	349,989	7.7	4,199,966	12.00	6.9

2015	15	219,718	4.8	2,270,204	10.33	3.7

2016	12	181,567	4.0	2,772,452	15.27	4.6

2017	14	164,406	3.6	2,703,156	16.44	4.4

2018	21	288,709	6.3	3,831,609	13.27	6.3

2019 and thereafter	13	331,515	7.3	4,534,511	13.68	7.5
Totals/Weighted
Average	471	4,557,185 (c)	100.0	60,890,757	13.36	100.0

(a)	Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual September 2008 billings times 12.  For leases whose rent commences after October 1, 2008, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above. Includes office/flex tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(c)	Includes leases expiring September 30, 2008 aggregating 8,500 square feet and representing annualized rent of $95,317 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008

Schedule of Lease Expirations

Industrial/Warehouse Properties

The following table sets forth a schedule of lease expirations for the industrial/warehouse properties beginning October 1, 2008, assuming that none of the tenants exercise renewal or termination options.  All industrial/warehouse properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2008	1	1,350	0.4	12,002	8.89	0.3

2010	2	32,950	8.9	411,100	12.48	10.3

2011	1	7,600	2.0	95,000	12.50	2.4

2012	1	6,638	1.8	64,388	9.70	1.6

2013	11	154,305	41.9	1,372,584	8.90	34.4

2014	3	30,545	8.3	612,550	20.05	15.4

2016	2	135,082	36.7	1,418,360	10.50	35.6
Totals/Weighted
Average	21	368,470 (c)	100.0	3,985,984	10.82	100.0

(a)	Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual September 2008 billings times 12.  For leases whose rent commences after October 1, 2008, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

(c)	Includes leases expiring September 30, 2008 aggregating 1,350 square feet and representing annualized rent of $12,002 for which no new leases were signed.

Stand-Alone Retail Properties

The following table sets forth a schedule of lease expirations for the stand-alone retail properties beginning October 1, 2008, assuming that none of the tenants exercise renewal or termination options.  All stand-alone retail properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2009	1	9,300	53.8	195,000	20.97	46.4

2018	1	8,000	46.2	225,000	28.13	53.6
Totals/Weighted
Average	2	17,300	100.0	420,000	24.28	100.0

(a)	Includes stand-alone retail property tenants only.
(b)
Annualized base rental revenue is based on actual September 2008 billings times 12.  For leases whose rent commences after October 1, 2008 annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2008